EXHIBIT 10.1
Execution Copy

NiSource Finance Corp., as Issuer,
and
NiSource Inc., as Guarantor
$315,000,000 5.21% Series A Senior Notes due November 28, 2012
$230,000,000 5.36% Series B Senior Notes due November 28, 2015
$90,000,000 5.41% Series C Senior Notes due November 28, 2016
$265,000,000 5.89% Series D Senior Notes due November 28, 2025

Note Purchase Agreement

Dated August 23, 2005

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TABLE OF CONTENTS
(continued)

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TABLE OF CONTENTS
(continued)

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Schedule A	—	Information Relating to Purchasers

Schedule B	—	Defined Terms

Schedule 5.4	—	Subsidiaries of the Company

Schedule 5.5	—	Financial Statements

Schedule 5.8	—	Litigation, Environmental, Etc.

Schedule 5.15	—	Existing Indebtedness

Exhibit 1(a)	—	Form of 5.21% Series A Senior Note due November 28, 2012

Exhibit 1(b)	—	Form of 5.36% Series B Senior Note due November 28, 2015

Exhibit 1(c)	—	Form of 5.41% Series C Senior Note due November 28, 2016

Exhibit 1(d)	—	Form of 5.89% Series D Senior Note due November 28, 2025

Exhibit 4.4(a)(1)	—	Form of Opinion of Special Counsel for the Obligors

Exhibit 4.4(a)(2)	—	Form of Opinion of Special PUHCA Counsel for the Obligors

Exhibit 4.4(b)	—	Form of Opinion of Special Counsel for the Purchasers

NiSource Finance Corp.
NiSource Inc.
801 East 86th Avenue
Merrillville, Indiana 46410
August 23, 2005

To Each of the Purchasers Listed in
Schedule A Hereto:
Ladies and Gentlemen:
     NiSource Finance Corp., an Indiana corporation (“NFC”), and NiSource Inc., a Delaware corporation (the “Company;” NFC and the Company being, collectively, the “Obligors”), agree with each of the purchasers whose names appear at the end hereof (each, a “Purchaser” and, collectively, the “Purchasers”) as follows:
SECTION 1. Authorization of Notes.
     NFC will authorize: (i) $315,000,000 aggregate principal amount of its 5.21% Series A Senior Notes due November 28, 2012 (the “Series A Notes”), (ii) $230,000,000 aggregate principal amount of its 5.36% Series B Senior Notes due November 28, 2015 (the “Series B Notes”), (iii) $90,000,000 aggregate principal amount of its 5.41% Series C Senior Notes due November 28, 2016 (the “Series C Notes”), and (iv) $265,000,000 aggregate principal amount of its 5.89% Series D Senior Notes due November 28, 2025 (the “Series D Notes”; the Series A Notes, the Series B Notes, the Series C Notes and the Series D Notes are collectively referred to herein as the “Notes”, such term to include any such notes issued in substitution therefor pursuant to Section 13 of this Agreement). The Series A Notes, Series B Notes, Series C Notes and Series D Notes shall be substantially in the form set out in Exhibit 1(a), Exhibit 1(b), Exhibit 1(c), and Exhibit 1(d), respectively. The Notes shall be fully and unconditionally guaranteed by the Company pursuant to Section 23 of this Agreement. Certain capitalized and other terms used in this Agreement are defined in Schedule B; and references to a “Schedule” or an “Exhibit” are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement.
SECTION 2. Sale and Purchase of Notes.
     Subject to the terms and conditions of this Agreement, NFC will issue and sell to each Purchaser and each Purchaser will purchase from NFC, at the Closing provided for in Section 3, Notes in the principal amount and the Series specified opposite such Purchaser’s name in Schedule A at the purchase price of 100% of the principal amount thereof. The Purchasers’ obligations hereunder are several and not joint obligations and no Purchaser shall have any liability to any Person for the performance or non-performance of any obligation by any other Purchaser hereunder.
SECTION 3. Closing.
     The sale and purchase of the Notes to be purchased by each Purchaser shall occur at the offices of Dewey Ballantine LLP, 1301 Avenue of the Americas, New York, New York 10019, at 9:00 a.m., eastern standard time, at a closing (the “Closing”) on November 28, 2005 or on such other Business Day on or prior to December 31, 2005 as may be agreed upon by the Company and the Purchasers. At the Closing NFC will deliver to each Purchaser the Notes to be purchased by such Purchaser in the form of a single Note for each Series to be so purchased (or such greater number of Notes in denominations of at least $500,000 as such Purchaser may request) dated the date of the Closing and registered in such Purchaser’s name (or in the name of its nominee), against delivery by such Purchaser to NFC or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of NFC and pursuant to the wire transfer instructions delivered pursuant to Section 4.10. If at the Closing NFC shall fail to tender such Notes to any Purchaser as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to such Purchaser’s reasonable satisfaction, such Purchaser shall, at its election, be relieved of all further obligations under this Agreement, without thereby waiving any rights such Purchaser may have by reason of such failure or such nonfulfillment.
SECTION 4. Conditions to Closing.
     Each Purchaser’s obligation to purchase and pay for the Notes to be sold to such Purchaser at the Closing is subject to the fulfillment to such Purchaser’s reasonable satisfaction, prior to or at the Closing, of the following conditions:
     Section 4.1 Representations and Warranties. The representations and warranties of each Obligor in this Agreement shall be correct when made and at the time of the Closing.
     Section 4.2 Performance; No Default. Each Obligor shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by it prior to or at the Closing and after giving effect to the issue and sale of the Notes (and the application of the proceeds thereof as contemplated by Section 5.14) no Default or Event of Default shall have occurred and be continuing. Neither the Company nor any Subsidiary shall have entered into any transaction since the date of the Memorandum that would have been prohibited by Sections 10.1, 10.2, 10.4 or 10.5 had such Sections applied since such date.
Section 4.3 Compliance Certificates, Etc.
     (a) Officer’s Certificate. Each Obligor shall have delivered to such Purchaser an Officer’s Certificate, dated the date of the Closing, certifying that the conditions specified in Sections 4.1, 4.2 and 4.9 have been fulfilled.

     (b) Secretary’s Certificate. Each Obligor shall have delivered to such Purchaser a certificate of its Secretary or Assistant Secretary, dated the date of Closing, certifying as to the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Notes, the Guaranty and this Agreement, as applicable.
     (c) Bring-Down Disclosure Report. Each Obligor shall have delivered to such Purchaser the Bring-Down Disclosure Report, dated the date of Closing, and no matter disclosed in the Bring-Down Disclosure Report, individually or in the aggregate, shall be of a nature that could reasonably be expected to have a Material Adverse Effect.
     Section 4.4 Opinions of Counsel. Such Purchaser shall have received opinions in form and substance reasonably satisfactory to such Purchaser, dated the date of the Closing (a) from Schiff Hardin LLP, counsel for the Obligors, covering the matters set forth in Exhibit 4.4(a)(1) and covering such other matters incident to the transactions contemplated hereby as such Purchaser or its counsel may reasonably request but excluding matters covered by the opinion delivered pursuant to clause (b) below, (b) from Thelen Reid & Priest LLP, special counsel for the Obligors covering matters set forth in Exhibit 4.4(a)(2) relating to the Public Utility Holding Company Act of 1935, as amended, (and the Obligors hereby instruct their counsel to deliver such opinions to the Purchasers) and (c) from Dewey Ballantine LLP, the Purchasers’ special counsel in connection with such transactions, substantially in the form set forth in Exhibit 4.4(b) and covering such other matters incident to such transactions as such Purchaser may reasonably request.
     Section 4.5 Purchase Permitted By Applicable Law, Etc. On the date of the Closing such Purchaser’s purchase of Notes shall (a) be permitted by the laws and regulations of each jurisdiction to which such Purchaser is subject, without recourse to provisions (such as Section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (b) not violate any applicable law or regulation (including, without limitation, Regulation T, U or X of the Board of Governors of the Federal Reserve System) and (c) not subject such Purchaser to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof. If requested by such Purchaser, such Purchaser shall have received an Officer’s Certificate certifying as to such matters of fact as such Purchaser may reasonably specify to enable such Purchaser to determine whether such purchase is so permitted.
     Section 4.6 Sale of Other Notes. Contemporaneously with the Closing NFC shall sell to each other Purchaser and each other Purchaser shall purchase the Notes to be purchased by it at the Closing as specified in Schedule A.
     Section 4.7 Payment of Special Counsel Fees. Without limiting the provisions of Section 15.1, NFC shall have paid on or before the Closing the reasonable fees, charges and disbursements of the Purchasers’ special counsel referred to in Section 4.4 to the extent reflected in a statement of such counsel rendered to NFC at least one Business Day prior to the Closing.

     Section 4.8 Private Placement Number. A Private Placement Number issued by Standard & Poor’s CUSIP Service Bureau (in cooperation with the SVO) shall have been obtained for each Series of the Notes.
     Section 4.9 Changes in Corporate Structure. Neither Obligor shall have changed its jurisdiction of incorporation or organization, as applicable, or been a party to any merger or consolidation or succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in Schedule 5.5.
     Section 4.10 Funding Instructions. At least three Business Days prior to the date of the Closing, each Purchaser shall have received written instructions signed by a Responsible Officer on letterhead of NFC confirming the wire transfer instructions for payment of the purchase price for the Notes on the date of Closing including (i) the name and address of the transferee bank, (ii) such transferee bank’s ABA number and (iii) the account name and number into which the purchase price for the Notes is to be deposited.
     Section 4.11 Call of CEG Debt. The Company shall have duly delivered written irrevocable notice of redemption of CEG Public Debt having an aggregate outstanding principal amount at least equal to the aggregate principal amount of the Notes to be issued on the date of Closing and setting forth as the date of redemption for such CEG Public Debt a date which is on (or not more than 5 Business Days after) the date of Closing.
     Section 4.12 Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be reasonably satisfactory to such Purchaser and its special counsel, and such Purchaser and its special counsel shall have received all such counterpart originals or certified or other copies of such documents as such Purchaser or such special counsel may reasonably request.
SECTION 5. Representations and Warranties of the Obligors.
     Each Obligor represents and warrants to each Purchaser that as of the date of this Agreement and, except as disclosed by the Obligors in a written instrument (the “Bring-Down Disclosure Report”) to each Purchaser at or prior to the date of Closing, as of the date of Closing:
     Section 5.1 Organization; Power and Authority. Each Obligor is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each Obligor has the corporate power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement (including in the case of the Company, without limitation, the Guaranty) and the Notes and to perform the provisions hereof and thereof.

     Section 5.2 Authorization, Etc. This Agreement (including in the case of the Company, without limitation, the Guaranty) and the Notes have been duly authorized by all necessary corporate action on the part of each Obligor, as applicable, and this Agreement (including, without limitation, the Guaranty) constitutes, and upon execution and delivery thereof each Note will constitute, a legal, valid and binding obligation of each Obligor enforceable against such Obligor in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
     Section 5.3 Disclosure. The Obligors, through their agents, Banc of America Securities LLC and J.P. Morgan Securities Inc., as joint bookrunning agents, have delivered to each Purchaser a copy of a Private Placement Memorandum, dated July 2005 (the “Memorandum”), relating to the transactions contemplated hereby. The Memorandum fairly describes, in all material respects, the general nature of the business and principal properties of the Company and its Subsidiaries. This Agreement, the Memorandum, the documents, certificates or other writings by or on behalf of the Company in connection with the transactions contemplated hereby and the financial statements listed in Schedule 5.5, in each case, delivered to the Purchasers prior to July 21, 2005 (this Agreement, the Memorandum and such documents, certificates, writings and financial statements being referred to, collectively, as the “Disclosure Documents”), taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. Except as disclosed in the Disclosure Documents, since December 31, 2004, there has been no change in the financial condition, operations, business, properties or prospects of the Company or any Subsidiary except changes that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect. There is no fact known to either Obligor that could reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the Disclosure Documents.
Section 5.4 Organization and Ownership of Shares of Subsidiaries.
     (a) Schedule 5.4 contains a complete and correct list of the Company’s Subsidiaries required to be disclosed in Exhibit 21 to the most recent Form 10-K, showing, as to each such Subsidiary, the correct name thereof and the jurisdiction of its organization.
     (b) All of the outstanding shares of capital stock or similar equity interests of each Subsidiary shown in Schedule 5.4 are owned, directly or indirectly, by the Company and its Subsidiaries and have been validly issued, are fully paid and nonassessable and are owned free and clear of any Lien (except as otherwise disclosed in Schedule 5.4).
     (c) Each Subsidiary identified in Schedule 5.4 is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a

Material Adverse Effect. Each such Subsidiary has the corporate or other power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact.
     (d) Except as described on Schedule 5.4, no Subsidiary is a party to, or otherwise subject to any Material legal, regulatory, contractual or other restriction or any Material agreement restricting the ability of such Subsidiary to pay dividends out of profits or make any other similar distributions of profits to the Company or any of its Subsidiaries that owns outstanding shares of capital stock or similar equity interests of such Subsidiary.
     Section 5.5 Financial Statements; Material Liabilities. The Obligors have delivered to each Purchaser copies of the financial statements of the Company and its Subsidiaries listed on Schedule 5.5. All of said financial statements (including in each case the related schedules and notes) fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of the respective dates specified in such Schedule and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments). The Company and its Subsidiaries do not have any Material liabilities that are not disclosed on such financial statements or otherwise disclosed in the Disclosure Documents.
     Section 5.6 Compliance with Laws, Other Instruments, Etc. The execution, delivery and performance by either Obligor of this Agreement (including, without limitation, with respect to the Company, the Guaranty) and, as to NFC, the Notes will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Company or any Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, or any other agreement or instrument to which the Company or any Subsidiary is bound or by which the Company or any Subsidiary or any of their respective properties may be bound or affected, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Company or any Subsidiary or (iii) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company or any Subsidiary.
     Section 5.7 Governmental Authorizations, Etc. No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by either Obligor of this Agreement (including, without limitation, with respect to the Company, the Guaranty) or, as to NFC, the Notes, except in each case as have been obtained and are in full force and effect.
     Section 5.8 Litigation; Observance of Agreements, Statutes and Orders.
     (a) Except as disclosed in Schedule 5.8, there are no actions, suits, investigations or proceedings pending or, to the knowledge of either Obligor, threatened against or affecting the Company or any Subsidiary or any property of the Company or any Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.
     (b) Neither the Company nor any Subsidiary is in default under any term of any agreement or instrument to which it is a party or by which it is bound, or any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or is in violation of any applicable law, ordinance, rule or regulation (including without limitation Environmental Laws or the USA Patriot Act) of any Governmental Authority, which default or violation, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.
     Section 5.9 Taxes. The Company and its Subsidiaries have filed all tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments levied upon them or their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (i) the amount of which is not individually or in the aggregate Material or (ii) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Company or a Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP. The Obligors know of no basis for any other tax or assessment that could reasonably be expected to have a Material Adverse Effect. The charges, accruals and reserves on the books of the Company and its Subsidiaries in respect of Federal, state or other taxes for all fiscal periods are adequate. The Federal income tax liabilities of the Company and its Subsidiaries have been finally determined (whether by reason of completed audits or the statute of limitations having run) for all fiscal years up to and including the fiscal year ended 1998.
     Section 5.10 Title to Property; Leases. The Company and its Subsidiaries have good and sufficient title to their respective properties that individually or in the aggregate are Material, including all such properties reflected in the most recent audited balance sheet referred to in Section 5.5 or purported to have been acquired by the Company or any Subsidiary after said date (except as sold or otherwise disposed of), in each case free and clear of Liens prohibited by this Agreement. All leases to which the Company or any Subsidiary is a party that individually or in the aggregate are Material are valid and subsisting and are in full force and effect in all material respects.
Section 5.11 Licenses, Permits, Etc.
(a) The Company and its Subsidiaries own or possess all licenses, permits, franchises, authorizations, patents, copyrights, proprietary software, service marks, trademarks and trade names, or rights thereto, that individually or in the aggregate are Material, without known conflict with the rights of others.
(b) To the best knowledge of the Obligors, no product or service of the Company or any of its Subsidiaries infringes in any material respect any license, permit,

franchise, authorization, patent, copyright, proprietary software, service mark, trademark, trade name or other right owned by any other Person.
     (c) To the best knowledge of the Obligors, there is no Material violation by any Person of any right of the Company or any of its Subsidiaries with respect to any patent, copyright, proprietary software, service mark, trademark, trade name or other right owned or used by the Company or any of its Subsidiaries.
Section 5.12 Compliance with ERISA.
     (a) The Company and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and could not reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any ERISA Affiliate has incurred any unfunded obligation or benefit liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in Section 3 of ERISA), and no event, transaction or condition has occurred or exists that could reasonably be expected to result in the incurrence of any such liability by the Company or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to such penalty or excise tax provisions or to Section 401(a)(29) or 412 of the Code or Section 4068 of ERISA, other than such liabilities or Liens as would not be individually or in the aggregate reasonably expected to have a Material Adverse Effect.
     (b) The present value of the aggregate benefit liabilities under each of the Plans (other than Multiemployer Plans), determined as of the end of such Plan’s most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Plan’s most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Plan allocable to such benefit liabilities by more than $1,000,000 in the case of any single Plan and by more than $4,000,000 in the aggregate for all Plans. The term “benefit liabilities” has the meaning specified in Section 4001 of ERISA and the terms “current value” and “present value” have the meaning specified in Section 3 of ERISA.
     (c) The Company and its ERISA Affiliates have not incurred withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under Section 4201 or 4204 of ERISA in respect of Multiemployer Plans that individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.
     (d) The expected postretirement benefit obligation (determined as of the last day of the Company’s most recently ended fiscal year in accordance with Financial Accounting Standards Board Statement No. 106, without regard to liabilities attributable to continuation coverage mandated by Section 4980B of the Code) of the Company and its Subsidiaries is not Material.

     (e) The execution and delivery of this Agreement and the issuance and sale of the Notes hereunder will not involve any transaction that is subject to the prohibitions of Section 406 of ERISA or in connection with which a tax could be imposed pursuant to Section 4975(c)(1)(A)-(D) of the Code. The representation in the first sentence of this Section 5.12(e) with respect to any holder is made in reliance upon and subject to the accuracy of such holder’s representation in Section 6.2 as to the sources of the funds used to pay the purchase price of the Notes to be purchased by such holder.
     Section 5.13 Private Offering. Neither Obligor nor anyone acting on its behalf has offered the Notes or the Guaranty or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any person other than the Purchasers and not more than 39 other Accredited Institutional Investors, each of which has been offered the Notes and the Guaranty at a private sale for investment. Neither Obligor nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Notes or the Guaranty to the registration requirements of Section 5 of the Securities Act or to the registration requirements of any securities or blue sky laws of any applicable jurisdiction.
     Section 5.14 Use of Proceeds; Margin Regulations. NFC will apply the proceeds of the sale of the Notes as set forth in the Memorandum. No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). Margin stock does not constitute more than 25% of the value of the consolidated assets of either Obligor and its Subsidiaries and neither Obligor has any present intention that margin stock will constitute more than 25% of the value of such assets. As used in this Section, the terms “margin stock” and “purpose of buying or carrying” shall have the meanings assigned to them in said Regulation U.
Section 5.15 Existing Indebtedness; Future Liens.
     (a) Except as described therein, Schedule 5.15 sets forth a complete and correct list of all agreements evidencing outstanding Indebtedness that is Material of the Company and its Subsidiaries as of June 30, 2005. Neither the Company nor any Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal of or interest on any such Indebtedness of the Company or such Subsidiary and no event or condition exists with respect to any such Indebtedness of the Company or any Subsidiary that would (i) permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment and (ii) as a result thereof constitute an Event of Default.
     (b) Except as disclosed in Schedule 5.15, neither the Company nor any Subsidiary has agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien not permitted by Section 10.4.
     (c) Neither the Company nor any Subsidiary is a party to, or otherwise subject to any provision contained in, any instrument evidencing Indebtedness that is Material of the Company or such Subsidiary, any agreement relating thereto or any other Material agreement (including, but not limited to, its charter or other organizational document) which limits the amount of, or otherwise imposes (or could reasonably be expected to impose) restrictions on the incurring of, the liabilities of the Obligors pursuant to this Agreement, except for those instruments and agreements specifically indicated in Schedule 5.15.
Section 5.16 Foreign Assets Control Regulations, Etc.
     (a) Neither the sale of the Notes by NFC, the issuance of the Guaranty by the Company hereunder nor the use of the proceeds of the Notes will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto.
     (b) Neither the Company nor any Subsidiary is a Person described or designated in the Specially Designated Nationals and Blocked Persons List of the Office of Foreign Assets Control or in Section 1 of the Anti-Terrorism Order. The Company and its Subsidiaries are in compliance, in all material respects, with the USA Patriot Act.
     (c) No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended, assuming in all cases that such Act applies to the Company.
     Section 5.17 Status under Certain Statutes. Neither the Company nor any Subsidiary is an “investment company” registered or required to be registered under the Investment Company Act of 1940, as amended or is subject to regulation under the ICC Termination Act of 1995, as amended. The Company is a “public utility holding company” within the meaning of the Public Utility Holding Company Act of 1935, as amended (“PUHCA”). All necessary approvals under PUHCA for the issuance and sale of the Notes and the issuance and delivery of the Guaranty have been obtained.
Section 5.18 Environmental Matters. Except as disclosed in Schedule 5.8:
     (a) Neither the Company nor any Subsidiary has knowledge of any claim or has received any notice of any claim, and no proceeding has been instituted raising any claim against the Company or any of its Subsidiaries or any of their respective real properties now or formerly owned, leased or operated by any of them or other assets, alleging any damage to the environment or violation of any Environmental Laws, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect.
     (b) Neither the Company nor any Subsidiary has knowledge of any facts which would give rise to any claim, public or private, of violation of Environmental Laws or damage to the environment emanating from, occurring on or in any way related to real properties now or formerly owned, leased or operated by any of them or to other assets or their use, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect.
     (c) Neither the Company nor any Subsidiary has stored any Hazardous Materials on real properties now or formerly owned, leased or operated by any of them and has not disposed of any Hazardous Materials in a manner contrary to any Environmental Laws in each case in any manner that could reasonably be expected to result in a Material Adverse Effect.
     (d) All buildings on all real properties now owned, leased or operated by the Company or any Subsidiary are in compliance with applicable Environmental Laws, except where failure to comply could not reasonably be expected to result in a Material Adverse Effect.
     Section 5.19 Solvency. The Company is, and upon giving effect to the sale of the Notes on the date of the Closing and the consummation of the transactions contemplated by this Agreement will be, a “solvent institution”, as said term is used in Section 1405(c) of the New York Insurance Law, whose “obligations . . . .are not in default as to principal or interest”, as said terms are used in Section 1405(c).
SECTION 6. Representations of the Purchaser.
     Section 6.1 Purchase for Investment. Each Purchaser severally represents that it: (a) is an Accredited Institutional Investor, (b) has had the opportunity to ask questions of the Obligors and has received answers concerning the terms and conditions of the sale of the Notes, and (c) is purchasing the Notes for its own account or for one or more separate accounts maintained by such Purchaser or for the account of one or more pension or trust funds and not with a view to the distribution thereof, provided that the disposition of such Purchaser’s or their property shall at all times be within such Purchaser’s or their control. Each Purchaser understands that the Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Company is not required to register the Notes.
     Section 6.2 Source of Funds. Each Purchaser severally represents that at least one of the following statements is an accurate representation as to each source of funds (a “Source”) to be used by such Purchaser to pay the purchase price of the Notes to be purchased by such Purchaser hereunder:

     (a) the Source is an “insurance company general account” (as the term is defined in the United States Department of Labor’s Prohibited Transaction Exemption (“PTE”) 95-60) in respect of which the reserves and liabilities (as defined by the annual statement for life insurance companies approved by the NAIC (the “NAIC Annual Statement”)) for the general account contract(s) held by or on behalf of any employee benefit plan together with the amount of the reserves and liabilities for the general account contract(s) held by or on behalf of any other employee benefit plans maintained by the same employer (or affiliate thereof as defined in PTE 95-60) or by the same employee organization in the general account do not exceed 10% of the total reserves and liabilities of the general account (exclusive of separate account liabilities) plus surplus as set forth in the NAIC Annual Statement filed with such Purchaser’s state of domicile; or
     (b) the Source is a separate account that is maintained solely in connection with such Purchaser’s fixed contractual obligations under which the amounts payable, or credited, to any employee benefit plan (or its related trust) that has any interest in such separate account (or to any participant or beneficiary of such plan (including any annuitant)) are not affected in any manner by the investment performance of the separate account; or
     (c) the Source is either (i) an insurance company pooled separate account, within the meaning of PTE 90-1 or (ii) a bank collective investment fund, within the meaning of the PTE 91-38 and, except as disclosed by such Purchaser to the Company in writing pursuant to this clause (c), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or
     (d) the Source constitutes assets of an “investment fund” (within the meaning of Part V of PTE 84-14 (the “QPAM Exemption”)) managed by a “qualified professional asset manager” or “QPAM” (within the meaning of Part V of the QPAM Exemption), no employee benefit plan’s assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Section V(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM (applying the definition of “control” in Section V(e) of the QPAM Exemption) owns a 5% or more interest in the Company and (i) the identity of such QPAM and (ii) the names of all employee benefit plans whose assets are included in such investment fund have been disclosed to the Company in writing pursuant to this clause (d); or
     (e) the Source constitutes assets of a “plan(s)” (within the meaning of Section IV of PTE 96-23 (the “INHAM Exemption”)) managed by an “in-house asset manager” or “INHAM” (within the meaning of Part IV of the INHAM exemption), the conditions of Part I(a), (g) and (h) of the INHAM Exemption are satisfied, neither the INHAM nor a person controlling or controlled by the INHAM (applying the definition of

“control” in Section IV(d) of the INHAM Exemption) owns a 5% or more interest in the Company and (i) the identity of such INHAM and (ii) the name(s) of the employee benefit plan(s) whose assets constitute the Source have been disclosed to the Company in writing pursuant to this clause (e); or
     (f) the Source is a governmental plan; or
     (g) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this clause (g); or
     (h) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA.
As used in this Section 6.2, the terms “employee benefit plan,” “governmental plan,” and “separate account” shall have the respective meanings assigned to such terms in Section 3 of ERISA.
SECTION 7. Information as to Company.
     Section 7.1 Financial and Business Information. The Company shall deliver to each holder of Notes that is an Institutional Investor:
     (a) Quarterly Statements — within 60 days after the end of each quarterly fiscal period in each fiscal year of the Company (other than the last quarterly fiscal period of each such fiscal year), copies of,
     (1) a consolidated balance sheet of the Company and its Subsidiaries as at the end of such quarter, and
     (2) consolidated statements of income and cash flows of the Company and its Subsidiaries, for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments, provided that delivery within the time period specified above of copies of the Company’s Quarterly Report on Form 10-Q (the “Form 10-Q”) prepared in compliance with the requirements therefor and filed with the SEC shall be deemed to satisfy the requirements of this Section 7.1(a), provided, further, that the Company shall be deemed to have made such delivery of such Form 10-Q if it shall have timely made such Form 10-Q available on “EDGAR” (such availability being referred to as “Electronic Delivery”);

     (b) Annual Statements — within 120 days after the end of each fiscal year of the Company, copies of
     (1) a consolidated balance sheet of the Company and its Subsidiaries as at the end of such year, and
     (2) consolidated statements of income, shareholder’s equity and cash flows of the Company and its Subsidiaries for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by an opinion thereon of independent public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances, provided that the delivery within the time period specified above of the Company’s Annual Report on Form 10-K (the “Form 10-K”) for such fiscal year prepared in accordance with the requirements therefor and filed with the SEC, shall be deemed to satisfy the requirements of this Section 7.1(b), provided, further, that the Company shall be deemed to have made such delivery if it shall have timely made Electronic Delivery thereof;
     (c) SEC and Other Reports — promptly upon their becoming available, one copy of each regular or periodic report, each registration statement (without exhibits except as expressly requested by such holder), and each prospectus and all amendments thereto filed by the Company or any Subsidiary with the SEC and of all press releases filed by the Company or any Subsidiary with the SEC concerning developments that are Material, provided that in each case the Company shall be deemed to have made such delivery if it shall have timely made Electronic Delivery thereof;
     (d) Notice of Default or Event of Default — promptly, and in any event within five Business Days, after a Responsible Officer becoming aware of the existence of any Default or Event of Default or that any Person has given any notice or taken any action with respect to a claimed default hereunder or that any Person has given any notice or taken any action with respect to a claimed default of the type referred to in Section 11(f), a written notice specifying the nature and period of existence thereof and what action the Company is taking or proposes to take with respect thereto;
     (e) ERISA Matters — promptly, and in any event within five Business Days, after a Responsible Officer becoming aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Company or an ERISA Affiliate proposes to take with respect thereto:
     (1) with respect to any Plan, any reportable event, as defined in Section 4043(c) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date hereof; or
     (2) the taking by the PBGC of steps to institute, or the threatening by the PBGC of the institution of, proceedings under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Company or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or
     (3) any event, transaction or condition that could result in the incurrence of any liability by the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, could reasonably be expected to have a Material Adverse Effect;
     (f) Notices from Governmental Authority — promptly, and in any event within 30 days, of receipt by a Responsible Officer thereof, copies of any written notice to the Company or any Subsidiary from any Federal or state Governmental Authority relating to compliance or non-compliance with any order, ruling, statute or other law or regulation that could reasonably be expected to have a Material Adverse Effect; and
     (g) Requested Information — with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of the Company or any of its Subsidiaries or relating to the ability of each Obligor to perform its obligations hereunder and, with respect to NFC, under the Notes as from time to time may be reasonably requested by any such holder of Notes.
     Section 7.2 Officer’s Certificate. Each set of financial statements delivered to a holder of Notes pursuant to Section 7.1(a) or Section 7.1(b) shall be accompanied by a certificate of a Senior Financial Officer setting forth (which, in the case of Electronic Delivery of any such financial statements, shall be by separate substantially concurrent physical delivery of such certificate to each such holder of Notes):
     (a) Covenant Compliance — the information (including detailed calculations) required in order to establish whether the Company was in compliance with the requirements of Section 10.5, during the quarterly or annual period covered by the statements then being furnished; and
     (b) Event of Default — a statement that such Senior Financial Officer has reviewed, or caused review by a Responsible Officer of, the relevant terms hereof and such review shall not have disclosed the existence during the quarterly or annual period covered by the statements then being furnished any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists

(including, without limitation, any such event or condition resulting from the failure of the Company or any Subsidiary to comply with any Environmental Law), specifying the nature and period of existence thereof and what action the Company shall have taken or proposes to take with respect thereto.
     Section 7.3 Visitation. Each Obligor shall permit the representatives of each holder of Notes that is an Institutional Investor:
     (a) No Default — if no Default or Event of Default then exists, at the expense of such holder and upon reasonable prior notice to such Obligor, to visit during normal business hours the principal executive office of such Obligor, to discuss the affairs, finances and accounts of such Obligor and its Subsidiaries with such Obligor’s officers, and (with the consent of such Obligor, which consent will not be unreasonably withheld) its independent public accountants, and (with the consent of such Obligor, which consent will not be unreasonably withheld) to visit during normal business hours the other offices and properties of such Obligor and each of its Subsidiaries, all as often as may be reasonably requested in writing; and
     (b) Default — if a Default or Event of Default then exists, at the expense of each Obligor to visit and inspect any of the offices or properties of such Obligor or any of its Subsidiaries, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants (and by this provision each Obligor authorizes said accountants to discuss the affairs, finances and accounts of each Obligor and its Subsidiaries), all at such times and as often as may be requested.
SECTION 8. Payment and Prepayment of the Notes.
     Section 8.1 Maturity. As provided therein, the entire unpaid principal balance of each Series of the Notes shall be due and payable on the stated maturity date thereof.
     Section 8.2 Optional Prepayments with Make-Whole Amount. NFC may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, the Notes or any Series of Notes, in an amount not less than $500,000 in the case of a partial prepayment, at 100% of the principal amount so prepaid, and the Make-Whole Amount determined for the prepayment date with respect to such principal amount. NFC will give each holder of Notes to be so prepaid written notice of each such optional prepayment under this Section 8.2 not less than 30 days and not more than 60 days prior to the date fixed for such prepayment. Each such notice shall specify such date (which shall be a Business Day), the aggregate principal amount and Series of the Notes to be prepaid on such date, the principal amount of each Note held by such holder to be prepaid (determined in accordance with Section 8.3), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to such prepayment, NFC shall deliver to each holder of

Notes of the Series to be prepaid a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount as of the specified prepayment date.
     Section 8.3 Allocation of Partial Prepayments. In the case of each partial prepayment of the Notes of any Series, the principal amount of such Notes to be prepaid shall be allocated among all of the Notes of such Series at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment.
     Section 8.4 Maturity; Surrender, Etc. In the case of each prepayment of Notes pursuant to this Section 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment (which shall be a Business Day), together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any. From and after such date, unless NFC shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full shall be surrendered to NFC and cancelled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.
     Section 8.5 Purchase of Notes. NFC will not and will not permit any of its Affiliates to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes of any Series except (a) upon the payment or prepayment of the Notes of any Series in accordance with the terms of this Agreement and the Notes, or (b) pursuant to a written offer to purchase any outstanding Notes of any Series made by NFC or any such Affiliate pro rata to the holders of all the Notes of such Series upon the same terms and conditions. NFC will promptly cancel all Notes acquired by it or any Affiliate pursuant to any payment or prepayment of Notes pursuant to any provision of this Agreement and no Notes may be issued in substitution or exchange for any such Notes.
     Section 8.6 Make-Whole Amount. “Make-Whole Amount” means, with respect to any Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Note over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:
     “Called Principal” means, with respect to any Note, the principal of such Note that is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.
     “Discounted Value” means, with respect to the Called Principal of any Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on such Note is payable) equal to the Reinvestment Yield with respect to such Called Principal.

     “Reinvestment Yield” means, with respect to the Called Principal of any Note, 0.50% over the yield to maturity implied by (i) the yields reported as of 10:00 a.m. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as “Page PX1” (or such other display as may replace Page PX1 on Bloomberg Financial Markets (“Bloomberg”) or, if Page PX1 (or its successor screen on Bloomberg) is unavailable, the Telerate Access Service screen which corresponds most closely to Page PX1 for the most recently issued actively traded U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or (ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable (including by way of interpolation), the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. Such implied yield will be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between (1) the actively traded U.S. Treasury security with the maturity closest to and greater than such Remaining Average Life and (2) the actively traded U.S. Treasury security with the maturity closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Note.
     “Remaining Average Life” means, with respect to any Called Principal, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.
     “Remaining Scheduled Payments” means, with respect to the Called Principal of any Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of such Note, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.2 or Section 12.1.
     “Settlement Date” means, with respect to the Called Principal of any Note, the date on which such Called Principal is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

SECTION 9. Affirmative Covenants.
     So long as any of the Notes are outstanding:
     Section 9.1 Compliance with Law. Each Obligor will, and will cause each of its Subsidiaries to, comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including, without limitation, ERISA, the USA Patriot Act and Environmental Laws, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
     Section 9.2 Insurance. Each Obligor will, and will cause each of its Subsidiaries to, maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated, except in each case to the extent that any non-compliance with the terms of this Section could not reasonably be expected to have a Material Adverse Effect.
     Section 9.3 Maintenance of Properties. Each Obligor will, and will cause each of its Subsidiaries to, maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times, provided that this Section shall not prevent any Obligor or any Subsidiary from discontinuing the operation and the maintenance of any of its properties if such Obligor or Subsidiary has concluded such discontinuance is desirable in the conduct of its business and could not reasonably be expected to have a Material Adverse Effect.
     Section 9.4 Payment of Taxes and Claims. Each Obligor will, and will cause each of its Subsidiaries to, file all tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies imposed on them or any of their properties, assets, income or franchises, to the extent such taxes, assessments, charges and levies have become due and payable and before they have become delinquent and all claims for which sums have become due and payable that have or might become a Lien on properties or assets of such Obligor or any of its Subsidiaries, provided that neither the Obligors nor any of their Subsidiaries need make any such filing or pay any such tax, assessment, charge, levy or claim if (i) if the amount, applicability or validity thereof is contested by an Obligor or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and an Obligor or such Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of such Obligor or such Subsidiary or (ii) the non-filing of all such returns and/or nonpayment of all such taxes, assessments, charges, or levies and claims (as the case may be) in the aggregate could not reasonably be expected to have a Material Adverse Effect.
     Section 9.5 Corporate Existence. Subject to Section 10.2, each Obligor will at all times preserve and keep in full force and effect its corporate existence. Each Obligor will at all times preserve and keep in full force and effect the corporate existence of each of the Material Subsidiaries (unless merged into the Company or a Wholly-Owned Subsidiary) and all Material rights and franchises of such Obligor and of the Material Subsidiaries unless, in the good faith judgment of an Obligor, the termination of or failure to preserve and keep in full force and effect such corporate existence, right or franchise would not have a Material Adverse Effect.
     Section 9.6 Books and Records. Each Obligor will, and will cause each of its Subsidiaries to, maintain proper books of record and account in conformity with GAAP and all applicable requirements of any Governmental Authority having legal or regulatory jurisdiction over such Obligor or such Subsidiary, as the case may be, except where failure to do so could not reasonably be expected to result in a Material Adverse Effect.
SECTION 10. Negative Covenants.
     So long as any of the Notes are outstanding:
     Section 10.1 Transactions with Affiliates. The Obligors will not, and will not permit any of their Subsidiaries to, enter into directly or indirectly any transaction or group of related transactions (including without limitation the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any Affiliate (other than the Company or another Subsidiary), except upon fair and reasonable terms no less favorable to such Obligor or such Subsidiary than would be obtainable in a comparable arm’s-length transaction with a Person not an Affiliate.
     Section 10.2 Merger, Consolidation, Etc. No Obligor will consolidate with or merge with any other Person or convey, transfer or lease all or substantially all of its assets in a single transaction or series of transactions to any Person unless:
     (a) the successor formed by such consolidation or the survivor of such merger or the Person that acquires by conveyance, transfer or lease all or substantially all of the assets of such Obligor as an entirety, as the case may be, shall be a solvent corporation, limited liability company or other business entity organized and existing under the laws of the United States or any State thereof (including the District of Columbia), and, if such corporation, limited liability company or other business entity is not one of the Obligors, (i) such corporation, limited liability company or other business entity shall have executed and delivered to each holder of any Notes its assumption of the due and punctual performance and observance of each covenant and condition of this Agreement (including, in the case of the Company, the Guaranty) and, in the case of NFC, the Notes and (ii) such corporation, limited liability company or other business entity shall have caused to be delivered to each holder of any Notes an opinion of nationally recognized independent counsel, or other independent counsel reasonably satisfactory to the Required Holders, to the effect that all agreements or instruments effecting such assumption are enforceable in accordance with their terms and comply with the terms hereof; and
     (b) immediately before and immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing.
No such conveyance, transfer or lease of substantially all of the assets of an Obligor in violation of the terms of this Section shall have the effect of releasing such Obligor or any successor corporation, limited liability company or other business entity that shall theretofore have become such in the manner prescribed in this Section from its liability under this Agreement including, in the case of the Company, the Guaranty or, in the case of NFC, the Notes.
     Section 10.3 Terrorism Sanctions Regulations. The Obligors will not, and will not permit any of their Subsidiaries to, become a Person described or designated in the Specially Designated Nationals and Blocked Persons List of the Office of Foreign Assets Control or in Section 1 of the Anti-Terrorism Order.
     Section 10.4 Liens. The Obligors will not, and will not permit any of their Subsidiaries (other than a Utility Subsidiary) to, create or suffer to exist any lien, security interest or other charge or encumbrance (collectively, “Liens”) upon or with respect to any of its properties, whether now owned or hereafter acquired, to secure or provide for or guarantee the payment of Debt for Borrowed Money of any Person, without in any such case effectively securing, prior to or concurrently with the creation, issuance, assumption or guaranty of any such Debt for Borrowed Money, the Notes equally and ratably with (or prior to) such Debt for Borrowed Money; provided, however, that the foregoing restrictions shall not apply to or prevent the creation or existence of:
     (a) (i) Liens on any property acquired, constructed or improved by the Company or any of its Subsidiaries (other than a Utility Subsidiary) after the date of this Agreement that are created or assumed prior to, contemporaneously with, or within 180 days after, such acquisition or completion of such construction or improvement, to secure or provide for the payment of all or any part of the purchase price of such property or the cost of such construction or improvement; or (ii) in addition to Liens contemplated by clauses (b) and (c) below, Liens on any property existing at the time of acquisition thereof, provided that the Liens shall not apply to any property theretofore owned by the Company or any such Subsidiary other than, in the case of any such construction or improvement, (1) unimproved real property on which the property so constructed or the improvement is located, (2) other property (or improvements thereon) that is an improvement to or is acquired or constructed for specific use with such acquired or constructed property (or improvement thereof), and (3) any rights and interests (A) under any agreements or other documents relating to, or (B) appurtenant to, the property being so constructed or improved or such other property;
     (b) existing Liens on any property or indebtedness of a Person that is merged with or into or consolidated with the Company or any of its Subsidiaries; provided that such Lien was not created in contemplation of such merger or consolidation;

     (c) Liens on any property or indebtedness of a Person existing at the time such Person becomes a Subsidiary of the Company; provided that such Lien was not created in contemplation of such occurrence;
     (d) Liens to secure Debt for Borrowed Money of a Subsidiary of the Company to the Company or to another Subsidiary of the Company;
     (e) Liens in favor of the United States of America, any State, any foreign country or any department, agency or instrumentality or political subdivision of any such jurisdiction, to secure partial, progress, advance or other payments pursuant to any contract or statute or to secure any Debt for Borrowed Money incurred for the purpose of financing all or any part of the purchase price of the cost of constructing or improving the property subject to such Liens, including, without limitation, Liens to secure Debt for Borrowed Money of the pollution control or industrial revenue bond type;
     (f) Liens existing on the date of this Agreement;
     (g) Liens for the sole purposes of extending, renewing or replacing in whole or in part Debt for Borrowed Money secured by any Lien referred to in the foregoing clauses (a) through (f), inclusive, or this clause (g); provided, however, that the principal amount of Debt for Borrowed Money secured thereby shall not exceed the principal amount of Debt for Borrowed Money so secured at the time of such extension, renewal or replacement (which, for purposes of this limitation as it applies to a synthetic lease, shall be deemed to be (x) the lessor’s original cost of the property subject to such lease at the time of extension, renewal or replacement, less (y) the aggregate amount of all prior payments under such lease allocated pursuant to the terms of such lease to reduce the principal amount of the lessor’s investment, and borrowings by the lessor, made to fund the original cost of the property), and that such extension, renewal or replacement shall be limited to all or a part of the property or indebtedness which secured the Lien so extended, renewed or replaced (plus improvements on such property);
     (h) Liens on any property or assets of a Project Financing Subsidiary, or on any equity investment in a Project Financing Subsidiary, in either such case, that secure only a Project Financing or a Contingent Guaranty that supports a Project Financing; or
     (i) Any Lien, other than a Lien described in any of the foregoing clauses (a) through (h), inclusive, to the extent that it secures Debt for Borrowed Money, or guaranties thereof, the outstanding principal balance of which at the time of creation of such Lien, when added to the aggregate principal balance of all Debt for Borrowed Money secured by Liens incurred under this clause (i) then outstanding, does not exceed 10% of Consolidated Net Tangible Assets.
     Section 10.5 Financial Covenant. The Debt to Capitalization Ratio shall not be more than 0.75 to 1.00 at any time.

SECTION 11. Events of Default.
     An “Event of Default” shall exist if any of the following conditions or events shall occur and be continuing:
     (a) NFC defaults in the payment of any principal or Make-Whole Amount, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or
     (b) NFC defaults in the payment of any interest on any Note for more than five Business Days after the same becomes due and payable; or
     (c) any Obligor defaults in the performance of or compliance with any term contained in Section 7.1(d) or Sections 10.1 through 10.5; or
     (d) any Obligor defaults in the performance of or compliance with any term contained herein (other than those referred to in Sections 11(a), (b) and (c)) and such default is not remedied within 30 days after the earlier of (i) a Responsible Officer obtaining actual knowledge of such default and (ii) any Obligor receiving written notice of such default from any holder of a Note (any such written notice to be identified as a “notice of default” and to refer specifically to this Section 11(d)); or
     (e) any representation or warranty made in writing by or on behalf of an Obligor or by any officer of an Obligor in this Agreement or in any writing furnished in connection with the transactions contemplated hereby proves to have been false or incorrect in any material respect on the date as of which made; or
     (f) (i) any Obligor, or any of its Subsidiaries, is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest on any Indebtedness that is outstanding in an aggregate principal amount of at least $75,000,000 beyond any period of grace provided with respect thereto, or (ii) any Obligor, or any of its Subsidiaries, is in default in the performance of or compliance with any term of any evidence of any Indebtedness in an aggregate outstanding principal amount of at least $75,000,000 or of any mortgage, indenture or other agreement relating thereto or any other condition exists, and as a consequence of such default or condition such Indebtedness has become, or has been declared (or one or more Persons are entitled to declare such Indebtedness to be), due and payable before its stated maturity or before its regularly scheduled dates of payment, or (iii) as a consequence of the occurrence or continuation of any event or condition (other than the passage of time or the right of the holder of Indebtedness to convert such Indebtedness into equity interests), (x) any Obligor, or any of its Subsidiaries, has become obligated to purchase or repay Indebtedness before its regular maturity or before its regularly scheduled dates of payment in an aggregate outstanding principal amount of at least $75,000,000, or (y) one or more Persons have the right to require any Obligor, or any of its Subsidiaries, so to purchase or repay such Indebtedness; or

     (g) any Obligor or any Substantial Subsidiary (i) is generally not paying, or admits in writing its inability to pay, its debts as they become due, (ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (iii) makes an assignment for the benefit of its creditors, (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (v) is adjudicated as insolvent or to be liquidated, or (vi) takes corporate action for the purpose of any of the foregoing; or
     (h) a court or Governmental Authority of competent jurisdiction enters an order appointing, without consent by any Obligor or any Substantial Subsidiary, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of any Obligor or any Substantial Subsidiary, or any such petition shall be filed against any Obligor or any Substantial Subsidiary and such petition shall not be dismissed within 60 days; or
     (i) a final judgment or judgments for the payment of money aggregating in excess of $75,000,000 are rendered against one or more of an Obligor or its Subsidiaries and which judgments are not, within 60 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 60 days after the expiration of such stay or subject to an insured claim by such Obligor or Subsidiary; or
     (j) if (i) any Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under Section 412 of the Code, (ii) a notice of intent to terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under ERISA Section 4042 to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified the Company or any ERISA Affiliate that a Plan may become a subject of any such proceedings, (iii) the aggregate “amount of unfunded benefit liabilities” (within the meaning of Section 4001(a)(18) of ERISA) under all Plans, determined in accordance with Title IV of ERISA, shall exceed $75,000,000, (iv) the Company or any ERISA Affiliate shall have incurred or is reasonably expected to incur any unfunded obligation or benefit liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, (v) the Company or any ERISA Affiliate withdraws from any Multiemployer Plan, or (vi) the Company or any Subsidiary establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would increase the liability of the Company or any Subsidiary thereunder; and any such event or events described in clauses (i) through (vi) above, either individually or together with any other such event or events, could reasonably be expected to have a Material Adverse Effect; or

     (k) the Guaranty provided by the Company in Section 23 hereto is held in any judicial proceeding to be unenforceable or invalid or shall cease for any reason to be in full force and effect or the Company or any Person acting on behalf of the Company shall deny or disaffirm its obligations under such Guaranty.
As used in Section 11(j), the terms “employee benefit plan” and “employee welfare benefit plan” shall have the respective meanings assigned to such terms in Section 3 of ERISA.
SECTION 12. Remedies on Default, Etc.
     Section 12.1 Acceleration. (a) If an Event of Default with respect to either Obligor described in Section 11(g) or (h) (other than an Event of Default described in clause (i) of Section 11(g) or described in clause (vi) of Section 11(g) by virtue of the fact that such clause encompasses clause (i) of Section 11(g)) has occurred, all the Notes then outstanding shall automatically become immediately due and payable.
     (b) If any other Event of Default has occurred and is continuing, any holder or holders of more than 50% in principal amount of the Notes at the time outstanding may at any time at its or their option, by notice or notices to the Company, declare all the Notes then outstanding to be immediately due and payable.
     (c) If any Event of Default described in Section 11(a), (b) or (k) has occurred and is continuing, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Company, declare all the Notes held by it or them to be immediately due and payable.
     Upon any Notes becoming due and payable under this Section 12.1, whether automatically or by declaration, such Notes will forthwith mature and the entire unpaid principal amount of such Notes, plus (x) all accrued and unpaid interest thereon (including, but not limited to, interest accrued thereon at the Default Rate) and (y) the Make-Whole Amount determined in respect of such principal amount (to the full extent permitted by applicable law), shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. The Obligors acknowledge, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by NFC (except as herein specifically provided for) and that the provision for payment of a Make-Whole Amount by NFC in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.
     Section 12.2 Other Remedies. If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

     Section 12.3 Rescission. At any time after any Notes have been declared due and payable pursuant to Section 12.1(b) or (c), the holders of not less than 50% in principal amount of the Notes then outstanding, by written notice to any Obligor, may rescind and annul any such declaration and its consequences if (a) there has been paid all overdue interest on the Notes, all principal of and Make-Whole Amount, if any, on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and Make-Whole Amount, if any, and (to the extent permitted by applicable law) any overdue interest in respect of the Notes, at the Default Rate, (b) neither Obligor nor any other Person shall have paid any amounts which have become due solely by reason of such declaration, (c) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 17, and (d) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes. No rescission and annulment under this Section 12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.
     Section 12.4 No Waivers or Election of Remedies, Expenses, Etc. No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder’s rights, powers or remedies. No right, power or remedy conferred by this Agreement or by any Note upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of NFC under Section 15, NFC will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection under this Section 12, including, without limitation, reasonable attorneys’ fees, expenses and disbursements.
SECTION 13. Registration; Exchange; Substitution of Notes.
     Section 13.1 Registration of Notes. NFC shall keep at its principal executive office a register for the registration and registration of transfers of Notes. The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register. Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and no Obligor shall be affected by any notice or knowledge to the contrary. NFC shall give to any holder of a Note that is an Institutional Investor promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes.
     Section 13.2 Transfer and Exchange of Notes. Upon surrender of any Note of any Series to NFC at the address and to the attention of the designated officer (all as specified in Section 18(3)), for registration of transfer or exchange (and in the case of a surrender for registration of transfer accompanied by a written instrument of transfer duly executed by the registered holder of such Note or such holder’s attorney duly authorized in writing and accompanied by the relevant name, address and other information for notices of each transferee of such Note or part thereof), within ten Business Days thereafter, NFC shall execute and deliver, at NFC’s expense (except as provided below), one or more new Notes (as requested by the holder thereof) of such Series in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of the Note surrendered. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. NFC may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes. Notes shall not be transferred in denominations of less than $500,000, provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes of a Series, one Note of such Series may be in a denomination of less than $500,000. Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representations set forth in Sections 6.1 and 6.2.
     Section 13.3 Replacement of Notes. Upon receipt by NFC at the address and to the attention of the designated officer (all as specified in Section 18(3)) of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and
     (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the holder of such Note is, or is a nominee for, an original Purchaser or another holder of a Note with a minimum net worth of at least $100,000,000, such Person’s own unsecured agreement of indemnity shall be deemed to be satisfactory), or
     (b) in the case of mutilation, upon surrender and cancellation thereof, within ten Business Days thereafter, NFC at its own expense shall execute and deliver, in lieu thereof, a new Note of the same Series, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.
SECTION 14. Payments on Notes.
     Section 14.1 Place of Payment. Subject to Section 14.2, payments of principal, Make-Whole Amount, if any, and interest becoming due and payable on the Notes shall be made in Merrillville, Indiana at the principal office of NFC in such jurisdiction. NFC may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of NFC in the United States or the principal office of a bank or trust company in the United States.
     Section 14.2 Home Office Payment. So long as any Purchaser or its nominee shall be the holder of any Note, and notwithstanding anything contained in Section 14.1 or in such Note to the contrary, NFC will pay all sums becoming due on such Note for principal, Make-Whole Amount, if any, and interest by the method and at the address specified for such purpose below such Purchaser’s name in Schedule A, or by such other method or at such other address as such Purchaser shall have from time to time specified to NFC in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of NFC made concurrently with or reasonably promptly after payment or prepayment in full of any Note, such Purchaser shall surrender such Note for cancellation, reasonably promptly after any such request, to NFC at its principal executive office or at the place of payment most recently designated by NFC pursuant to Section 14.1. Prior to any sale or other disposition of any Note held by a Purchaser or its nominee, such Purchaser will, at its election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to NFC in exchange for a new Note or Notes pursuant to Section 13.2. NFC will afford the benefits of this Section 14.2 to any Institutional Investor that is the direct or indirect transferee of any Note purchased by a Purchaser under this Agreement and that has made the same agreement relating to such Note as the Purchasers have made in this Section 14.2.
SECTION 15. Expenses, Etc.
     Section 15.1 Transaction Expenses. Whether or not the transactions contemplated hereby are consummated, the Obligors will pay all reasonable costs and expenses (including reasonable attorneys’ fees of one special counsel for all holders and, if reasonably required by the Required Holders, local or other counsel) incurred by the Purchasers and each other holder of a Note in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of this Agreement or the Notes (whether or not such amendment, waiver or consent becomes effective), including, without limitation: (a) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement or the Notes or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement or the Notes, or by reason of being a holder of any Note, (b) the reasonable costs and expenses incurred in connection with the insolvency or bankruptcy of an Obligor or any Subsidiary or in connection with any work-out or restructuring of the transactions contemplated hereby and by the Notes and (c) the reasonable costs and expenses incurred in connection with the initial filing of this Agreement and all related documents and financial information with the SVOs provided, that such costs and expenses under this clause (c) shall not exceed $5,000.00 in the aggregate. The Obligors will pay, and will save each Purchaser and each other holder of a Note harmless from, all claims in respect of any fees, costs or expenses, if any, of brokers and finders (other than those, if any, retained by a Purchaser or other holder in connection with its purchase of the Notes).
     Section 15.2 Survival. The obligations of NFC under this Section 15 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement, the Guaranty or the Notes, and the termination of this Agreement.
SECTION 16. Survival of Representations and Warranties; Entire Agreement.
     All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Notes, the purchase or transfer by any Purchaser of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of such Purchaser or any other holder of a Note. All statements contained in any certificate or other instrument delivered by or on behalf of an Obligor pursuant to this Agreement shall be deemed representations and warranties of such Obligor under this Agreement. Subject to the preceding sentence, this Agreement and the Notes embody the entire agreement and understanding between each Purchaser and the Obligors and supersede all prior agreements and understandings relating to the subject matter hereof.
SECTION 17. Amendment and Waiver.
     Section 17.1 Requirements. (a) This Agreement may be amended, and the observance of any term hereof may be waived (either retroactively or prospectively), with (and only with) the written consent of each of the Obligors and the Required Holders with respect to each Series, and (b) the Notes of any Series may be amended, and the observance of any term thereof may be waived (either retroactively or prospectively), with (and only with) the written consent of each of the Obligors and the Required Holders with respect to such Series; provided, however, that (a) no amendment or waiver of any of the provisions of Section 1, 2, 3, 4, 5, 6 or 21 hereof, or any defined term (as it is used therein), will be effective as to any Purchaser unless consented to by such Purchaser in writing, and (b) no such amendment or waiver may, without the written consent of the holder of each Note at the time outstanding affected thereby, (i) subject to the provisions of Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of interest or of the Make-Whole Amount on, the Notes, (ii) change the percentage of the principal amount of the Notes the holders of which are required to consent to any such amendment or waiver, or (iii) amend any of Sections 8, 11(a), 11(b), 12, 17, 20 or 23.
Section 17.2 Solicitation of Holders of Notes.
     (a) Solicitation. NFC will provide each holder of the Notes (irrespective of the amount of Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Notes. NFC will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 17 to each holder of outstanding Notes promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes.
     (b) Payment. NFC will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security or provide other credit support, to any holder of Notes as consideration for or as an inducement to the entering into by any holder of Notes of any waiver or amendment of any of the terms and provisions hereof unless such remuneration is concurrently paid, or security is concurrently granted or other credit support concurrently provided, on the same terms, ratably to each holder of Notes then outstanding that granted its consent to such waiver or amendment.
     Section 17.3 Binding Effect, etc. Any amendment or waiver consented to as provided in this Section 17 applies equally to all holders of Notes and is binding upon them and upon each future holder of any Note and upon the Obligors without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between any Obligor and the holder of any Note nor any delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any holder of such Note. As used herein, the term “this Agreement” and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.
     Section 17.4 Notes Held by NFC, etc. Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement or the Notes, or have directed the taking of any action provided herein or in the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by NFC or any of its Affiliates shall be deemed not to be outstanding.
SECTION 18. Notices.
     All notices and communications provided for hereunder shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent:
     (1) if to any Purchaser or its nominee, to such Purchaser or nominee at the address specified for such communications in Schedule A, or at such other address as such Purchaser or nominee shall have specified to the Obligors in writing,
     (2) if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Obligors in writing, or
     (3) if to either Obligor, to such Obligor at its address set forth at the beginning hereof to the attention of Chief Financial Officer, or at such other address as such Obligor shall have specified to the holder of each Note in writing.
Notices under this Section 18 will be deemed given only when actually received.
SECTION 19. Reproduction of Documents.
     This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by any Purchaser at the Closing (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to any Purchaser, may be reproduced by such Purchaser by any photographic, photostatic, electronic, digital, or other similar process and such Purchaser may destroy any original document so reproduced. Each

Obligor agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by such Purchaser in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 19 shall not prohibit any Obligor or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.
SECTION 20. Confidential Information.
     For the purposes of this Section 20, “Confidential Information” means information delivered to any Purchaser by or on behalf of any Obligor or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by such Purchaser as being confidential information of such Obligor or such Subsidiary, provided that such term does not include information that (a) was publicly known or otherwise known to such Purchaser prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by such Purchaser or any person acting on such Purchaser’s behalf, (c) otherwise becomes known to such Purchaser other than through disclosure by an Obligor or any Subsidiary or (d) constitutes financial statements delivered to such Purchaser under Section 7.1 that are otherwise publicly available. Each Purchaser will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by such Purchaser in good faith to protect confidential information of third parties delivered to such Purchaser, provided that such Purchaser may deliver or disclose Confidential Information to (i) its directors, trustees, officers, employees, agents, attorneys and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by its Notes), (ii) its financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 20, (iii) any other holder of any Note, (iv) any Institutional Investor to which it sells or offers to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (v) any Person from which it offers to purchase any security of NFC or the Company (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (vi) any federal or state regulatory authority having jurisdiction over such Purchaser, (vii) the NAIC or the SVO or, in each case, any similar organization, or any nationally recognized rating agency that requires access to information about such Purchaser’s investment portfolio, or (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to such Purchaser, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which such Purchaser is a party or (z) if an Event of Default has occurred and is continuing, to the extent such Purchaser may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under such Purchaser’s Notes, the Guaranty and this Agreement. Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 20 as though it were a party to this Agreement. On reasonable request by any Obligor in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Obligors embodying the provisions of this Section 20.
SECTION 21. Substitution of Purchaser.
     Each Purchaser shall have the right to substitute any one of its Affiliates as the purchaser of the Notes that it has agreed to purchase hereunder, by written notice to the Obligors, which notice shall be signed by both such Purchaser and such Affiliate, shall contain such Affiliate’s agreement to be bound by this Agreement and shall contain a confirmation by such Affiliate of the accuracy with respect to it of the representations set forth in Section 6. Upon receipt of such notice, any reference to such Purchaser in this Agreement (other than in this Section 21), shall be deemed to refer to such Affiliate in lieu of such original Purchaser. In the event that such Affiliate is so substituted as a Purchaser hereunder and such Affiliate thereafter transfers to such original Purchaser all of the Notes then held by such Affiliate, upon receipt by the Company of notice of such transfer, any reference to such Affiliate as a “Purchaser” in this Agreement (other than in this Section 21), shall no longer be deemed to refer to such Affiliate, but shall refer to such original Purchaser, and such original Purchaser shall again have all the rights of an original holder of the Notes under this Agreement.
SECTION 22. Miscellaneous.
     Section 22.1 Successors and Assigns. All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of a Note) whether so expressed or not.
     Section 22.2 Payments Due on Non-Business Days. Anything in this Agreement or the Notes to the contrary notwithstanding (but without limiting the requirement in Section 8.4 that the notice of any optional prepayment specify a Business Day as the date fixed for such prepayment), any payment of principal of or Make-Whole Amount or interest on any Note that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day; provided that if the maturity date of any Note is a date other than a Business Day, the payment otherwise due on such maturity date shall be made on the next succeeding Business Day and shall include the additional days elapsed in the computation of interest payable on such next succeeding Business Day.
     Section 22.3 Accounting Terms. All accounting terms used herein which are not expressly defined in this Agreement have the meanings respectively given to them in accordance with GAAP. Except as otherwise specifically provided herein, (i) all computations made pursuant to this Agreement shall be made in accordance with GAAP, and (ii) all financial statements shall be prepared in accordance with GAAP.
     Section 22.4 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.
     Section 22.5 Construction, etc. Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.
     For the avoidance of doubt, all Schedules and Exhibits attached to this Agreement shall be deemed to be a part hereof.
     Section 22.6 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.
     Section 22.7 Governing Law. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.
     Section 22.8 Jurisdiction and Process; Waiver of Jury Trial.
     (a) Each Obligor irrevocably submits to the non-exclusive jurisdiction of any New York State or federal court sitting in the Borough of Manhattan, The City of New York, over any suit, action or proceeding arising out of or relating to this Agreement, the Guaranty or the Notes. To the fullest extent permitted by applicable law, each Obligor irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.
     (b) Each Obligor consents to process being served by or on behalf of any holder of Notes in any suit, action or proceeding of the nature referred to in Section 22.8(a) by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, return receipt requested, to it at its address specified in Section 18 or at such other address of which such holder shall then have been notified pursuant to said Section. Each Obligor agrees that such service upon receipt (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by applicable law, be taken and held to be valid personal service upon and personal delivery to it. Notices hereunder shall be conclusively presumed received as evidenced by a delivery receipt furnished by the United States Postal Service or any reputable commercial delivery service.
     (c) Nothing in this Section 22.8 shall affect the right of any holder of a Note to serve process in any manner permitted by law, or limit any right that the holders of any of the Notes may have to bring proceedings against the Obligors in the courts of any appropriate jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.
     (d) The parties hereto hereby waive trial by jury in any action brought on or with respect to this Agreement, the Notes or any other document executed in connection herewith or therewith.
SECTION 23. The Guaranty.
     The Company, as primary obligor and not merely as a surety, hereby irrevocably, absolutely and unconditionally guarantees (the “Guaranty”) to the holder of each Note and each of their respective successors, endorsees, transferees and assigns (each a “Beneficiary” and collectively, the “Beneficiaries”) the prompt and complete payment by NFC, as and when due and payable, of the Obligations, in accordance with the terms of the Notes and this Agreement (collectively, the “Credit Documents”). The Guaranty shall rank equally and pari passu with all other unsecured and unsubordinated debt of the Company.
     The Company hereby guarantees that the Obligations will be paid strictly in accordance with the terms of the Credit Documents, regardless of any law now or hereafter in effect in any jurisdiction affecting any such terms or the rights of the Beneficiaries with respect thereto. The obligations and liabilities of the Company under the provisions of this Section shall be absolute and unconditional irrespective of: (i) any lack of validity or enforceability of any of the Obligations or any Credit Document, or any delay, failure or omission to enforce or agreement not to enforce, or the stay or enjoining, by order of court, by operation of law or otherwise, of the exercise of any right with respect to the foregoing (including, in each case, without limitation, as a result of the insolvency, bankruptcy or reorganization of any Beneficiary, NFC or any other Person); (ii) any change in the time, manner or place of payment of, or in any other term in respect of, all or any of the Obligations, or any other amendment or waiver of or consent to any departure from the Credit Documents or any agreement or instrument relating thereto; (iii) any exchange or release of, or non-perfection of any Lien on or in any collateral, or any release, amendment or waiver of, or consent to any departure from, any other guaranty of, or agreement granting security for, all or any of the Obligations; (iv) any claim, set-off, counterclaim, defense or other rights that the Company may have at any time and from time to time against any Beneficiary or any other Person, whether in connection with the transactions contemplated by this Agreement or any unrelated transaction; or (v) any other circumstance that might otherwise constitute a defense available to, or a discharge of, NFC or any other guarantor or surety in respect of the Obligations or the Company in respect hereof.
     The Guaranty provided for herein (i) is a guaranty of payment and not of collection; (ii) is a continuing guaranty and shall remain in full force and effect until the Obligations have been paid in full in cash; and (iii) shall continue to be effective or shall be reinstated, as the case may be, if at any time any payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be returned by any Beneficiary upon or as a result of the insolvency, bankruptcy, dissolution, liquidation or reorganization of NFC or otherwise, all as though such payment had not been made.
     The obligations and liabilities of the Company hereunder shall not be conditioned or contingent upon the pursuit by any Beneficiary or any other Person at any time of any right or remedy against NFC or any other Person that may be or become liable in respect of all or any part of the Obligations or against any collateral security or guaranty therefor or right of setoff with respect thereto.
     The Company hereby consents that, without the necessity of any reservation of rights against the Company and without notice to or further assent by the Company, any demand for payment of any of the Obligations made by any Beneficiary may be rescinded by such Beneficiary and any of the Obligations continued after such rescission.
     The Company’s obligations under this Section shall be unconditional, irrespective of any lack of capacity of NFC or any lack of validity or enforceability of any other provision of this Agreement or any other Credit Document, and the provisions of this Section shall not be affected in any way by any variation, extension, waiver, compromise or release of any or all of the Obligations or of any security or guaranty from time to time therefor.
     The obligations of the Company under this Section shall not be reduced, limited, impaired, discharged, deferred, suspended or terminated by any proceeding or action, voluntary or involuntary, involving the bankruptcy, insolvency, receivership, reorganization, marshalling of assets, assignment for the benefit of creditors, composition with creditors, readjustment, liquidation or arrangement of NFC or any similar proceedings or actions, or by any defense NFC may have by reason of the order, decree or decision of any court or administrative body resulting from any such proceeding or action. Without limiting the generality of the foregoing, the Company’s liability shall extend to all amounts and obligations that constitute the Obligations and would be owed by NFC, but for the fact that they are unenforceable or not allowable due to the existence of any such proceeding or action.
     The Company hereby unconditionally waives in its capacity as a guarantor under this Section: (i) promptness and diligence; (ii) notice of or proof of reliance by the holders of the Notes upon the terms of this Section or acceptance of the terms of this Section; (iii) notice of the incurrence of any Obligation by NFC or the renewal, extension or accrual of any Obligation or of any circumstances affecting NFC’s financial condition or ability to perform the Obligations; (iv) notice of any actions taken by the Beneficiaries or NFC or any other Person under any Credit Document or any other agreement or instrument relating thereto; (v) all other notices, demands and protests, and all other formalities of every kind in connection with the enforcement of the Obligations, of the obligations of the Company hereunder or under any other Credit Document, the omission of or delay in which, but for the provisions of this Section might constitute grounds for relieving the Company of its obligations under this Section; (vi) any requirement that the Beneficiaries protect, secure, perfect or insure any Lien or any property subject thereto, or exhaust any right or take any action against NFC or any other Person or any collateral; and (vii) each other circumstance, other than payment of the Obligations in full, that might otherwise result in a discharge or exoneration of, or constitute a defense to, the Company’s obligations hereunder.
     No failure on the part of any Beneficiary to exercise, and no delay in exercising, any right, remedy, power or privilege hereunder or under any Credit Document or any other agreement or instrument relating thereto shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege hereunder or under any Credit Document or any other agreement or instrument relating thereto preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The terms of this Section are in addition to and not in limitation of any other rights, remedies, powers and privileges the Beneficiaries may have by virtue of any other instrument or agreement heretofore, contemporaneously herewith or hereafter executed by the Company or any other Person or by applicable law or otherwise. All rights, remedies, powers and privileges of the Beneficiaries shall be cumulative and may be exercised singly or concurrently. The rights, remedies, powers and privileges of the Beneficiaries under this Section against the Company are not conditional or contingent on any attempt by the Beneficiaries to exercise any of their rights, remedies, powers or privileges against any other guarantor or surety or under the Credit Documents or any other agreement or instrument relating thereto against NFC or against any other Person.
     The Company hereby acknowledges and agrees that, until the Obligations have been paid in full in cash, under no circumstances shall it be entitled to be subrogated to any rights of any Beneficiary in respect of the Obligations performed by it hereunder or otherwise, and the Company hereby expressly and irrevocably waives, until the Obligations have been paid in full in cash, (i) each and every such right of subrogation and any claims, reimbursements, right or right of action relating thereto (howsoever arising), and (ii) each and every right to contribution, indemnification, set-off or reimbursement, whether from NFC or any other Person now or hereafter primarily or secondarily liable for any of the Obligations, and whether arising by contract or operation of law or otherwise by reason of the Company’s execution, delivery or performance of this Agreement.
     The Company represents and warrants that it has established adequate means of keeping itself informed of NFC’s financial condition and of other circumstances affecting NFC’s ability to perform the Obligations, and agrees that no holder of any Note shall have any obligation to provide to the Company any information it may have, or hereafter receive, in respect of NFC.
     To further evidence the Guaranty set forth in this Section 23, the Company hereby agrees that a notation of such Guaranty shall be endorsed by the Company (by manual or facsimile signature) on each Note; provided that the Guaranty set forth in this Section 23 shall remain in full force and effect notwithstanding any failure to endorse any Note. The delivery of any Note, after execution thereof, shall constitute due delivery of the Guaranty set forth in this Agreement on behalf of the Company.
* * * * *

     If you are in agreement with the foregoing, please sign the form of agreement on a counterpart of this Agreement and return it to the Obligors, whereupon this Agreement shall become a binding agreement among you and each of the Obligors.

Very truly yours, NISOURCE FINANCE CORP.
By:	/s/ David J. Vajda
	Name:	David J. Vajda
	Title:	Vice President and Treasurer

NISOURCE INC.
By:	/s/ David J. Vajda
	Name:	David J. Vajda
	Title:	Vice President and Treasurer

[Signature Page to Note Purchase Agreement ]

The foregoing is hereby
agreed to as of the
date thereof.

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
By:	/s/ David A. Barras
	Name:	David A. Barras
	Title:	Its Authorized Representative

ALLSTATE LIFE INSURANCE COMPANY
By:	/s/ William R. Schmidt
	Name:	WILLIAM R. SCHMIDT
	Title:	Authorized Signatory

By:	/s/ Jerry D. Zinkula
	Name:	JERRY D. ZINKULA
	Title:	Authorized Signatory

ALLSTATE INSURANCE COMPANY
By:	/s/ William R. Schmidt
	Name:	WILLIAM R. SCHMIDT
	Title:	Authorized Signatory

By:	/s/ Jerry D. Zlnkula
	Name:	JERRY D. ZlNKULA
	Title:	Authorized Signatory

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
By:	/s/ William R. Schmidt
	Name:	WILLIAM R. SCHMIDT
	Title:	Authorized Signatory

By:	/s/ Jerry D. Zinkula
	Name:	JERRY D. ZINKULA
	Title:	Authorized Signatory

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA
By:	/s/ Estelle Simsolo
	Name:	Estelle Simsolo
	Title:	Director

AMERICAN MAYFLOWER LIFE INSURANCE COMPANY OF NEW YORK
By:	/s/ John R. Endres
	Name:	John R. Endres
	Title:	Investment Officer

Signature Page
to NiSource Finance Corp. and NiSource Inc. Note Purchase Agreement

The foregoing is hereby
agreed to as of the
date thereof.

FIRST COLONY LIFE INSURANCE COMPANY
By:	/s/ John R. Endres
	Name:	John R. Endres
	Title:	Investment Officer

GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK
By:	/s/ John R. Endres
	Name:	John R. Endres
	Title:	Investment Officer

GENERAL ELECTRIC CAPITAL ASSURANCE COMPANY
By:	/s/ John R. Endres
	Name:	John R. Endres
	Title:	Investment Officer

ING USA ANNUITY AND LIFE INSURANCE COMPANY RELIASTAR LIFE INSURANCE COMPANY SECURITY LIFE OF DENVER INSURANCE COMPANY ING LIFE INSURANCE AND ANNUITY COMPANY By: ING Investment Management LLC, as Agent
By:	/s/ Paul Aronson
	Name:	Paul Aronson
	Title:	Vice President

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
By:	/s/ Gary Brown
	Name:	Gary Brown
	Title:	Assistant Treasurer

NEW YORK LIFE INSURANCE COMPANY
By:	/s/ Stuart Ashton
	Name:	Stuart Ashton
	Title:	Investment Vice President

Signature Page
to NiSource Finance Corp. and NiSource Inc. Note Purchase Agreement

The foregoing is hereby
agreed to as of the
date thereof.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION By: New York Life Investment Management LLC, Its Investment Manager
By:	/s/ Stuart Ashton
	Name:	Stuart Ashton
	Title:	Director

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT By: New York Life Investment Management LLC, Its Investment Manager
By:	/s/ Stuart Ashton
	Name:	Stuart Ashton
	Title:	Director

CONNECTICUT GENERAL LIFE INSURANCE COMPANY By: CIGNA Investments, Inc. (authorized agent)
By:	/s/ Leonard Mazlish
	Name:	Leonard Mazlish
	Title:	Managing Director

LIFE INSURANCE COMPANY OF NORTH AMERICA By: CIGNA Investments, Inc. (authorized agent)
By:	/s/ Leonard Mazlish
	Name:	Leonard Mazlish
	Title:	Managing Director

PROVIDENT LIFE AND ACCIDENT INSURANCE COMPANY By: Provident Investment Management, LLC Its: Agent
By:	/s/ Ben Vance
	Name:	Ben Vance
	Title:	Vice President

UNUM LIFE INSURANCE COMPANY OF AMERICA By: Provident Investment Management, LLC Its: Agent
By:	/s/ Ben Vance
	Name:	Ben Vance
	Title:	Vice President

Signature Page
to NiSource Finance Corp. and NiSource Inc. Note Purchase Agreement

The foregoing is hereby
agreed to as of the
date thereof.

FIRST UNUM LIFE INSURANCE COMPANY By: Provident Investment Management, LLC Its: Agent
By:	/s/ Ben Vance
	Name:	Ben Vance
	Title:	Vice President

COLONIAL LIFE & ACCIDENT INSURANCE COMPANY By: Provident Investment Management, LLC Its: Agent
By:	/s/ Ben Vance
	Name:	Ben Vance
	Title:	Vice President

TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY
By:	/s/ Frederick B. Howard
	Name:	Frederick B. Howard
	Title:	Vice President

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY By: Babson Capital Management LLC as Investment Adviser
By:	/s/ Mark A. Ahmed
	Name:	Mark A. Ahmed
	Title:	Managing Director

C.M. LIFE INSURANCE COMPANY By: Babson Capital Management LLC as Investment Sub-Adviser
By:	/s/ Mark A. Ahmed
	Name:	Mark A. Ahmed
	Title:	Managing Director

MASSMUTUAL ASIA LIMITED By: Babson Capital Management LLC as Investment Adviser
By:	/s/ Mark A. Ahmed
	Name:	Mark a. Ahmed
	Title:	Managing Director

Signature Page
to NiSource Finance Corp. and NiSource Inc. Note Purchase Agreement

The foregoing is hereby
agreed to as of the
date thereof.

HAKONE FUND LLC By: Babson Capital Management LLC as Investment Manager
By:	/s/ Mark A. Ahmed
	Name:	Mark A. Ahmed
	Title:	Managing Director

JACKSON NATIONAL LIFE INSURANCE COMPANY By: PPM America, Inc., as attorney in fact, on behalf of Jackson National Life Insurance Company
By:	/s/ Mark Staub
	Name:	Mark Staub,
	Title:	Vice President

THRIVENT FINANCIAL FOR LUTHERANS
By:	/s/ Glen Vanic
	Name:	Glen Vanic
	Title:	Portfolio Manager

PROTECTIVE LIFE INSURANCE COMPANY
By:	/s/ Philip E. Passafiume
	Name:	PHILIP E. PASSAFIUME
	Title:	VP-INVESTMENTS

By:	/s/ Belinda Bradley
	Name:	Belinda Bradley
	Title:	Financial Analyst I

AMERICAN REPUBLIC INSURANCE COMPANY By: Advantus Capital Management, Inc.
By:	/s/ Kathleen H. Parker
	Name:	Kathleen H. Parker
	Title:	Vice President

BLUE CROSS AND BLUE SHIELD OF FLORIDA, INC. By: Advantus Capital Management, Inc.
By:	/s/ Kathleen H. Parker
	Name:	Kathleen H. Parker
	Title:	Vice President

Signature Page
to NiSource Finance Corp. and NiSource Inc. Note Purchase Agreement

The foregoing is hereby
agreed to as of the
date thereof.

THE CATHOLIC AID ASSOCIATION By: Advantus Capital Management, Inc.
By:	/s/ James W. Tobin
	Name:	James W. Tobin
	Title:	Vice President

THE LAFAYETTE LIFE INSURANCE COMPANY By: Advantus Capital Management, Inc.
By:	/s/ James W. Tobin
	Name:	James W. Tobin
	Title:	Vice President

MINNESOTA LIFE INSURANCE COMPANY By: Advantus Capital Management, Inc.
By:	/s/ Joseph R. Betlei
	Name:	Joseph R. Betlei
	Title:	Vice President

MTL INSURANCE COMPANY By: Advantus Capital Management, Inc.
By:	/s/ Joseph R. Betlei
	Name:	Joseph R. Betlei
	Title:	Vice President

THE RELIABLE LIFE INSURANCE COMPANY By: Advantus Capital Management, Inc.
By:	/s/ Joseph R. Betlei
	Name:	Joseph R. Betlei
	Title:	Vice President

UNITED INSURANCE COMPANY OF AMERICA By: Advantus Capital Management, Inc.
By:	/s/ John Leiviska
	Name:	JOHN LEIVISKA
	Title:	VICE PRESIDENT

Signature Page
to NiSource Finance Corp. and NiSource Inc. Note Purchase Agreement

The foregoing is hereby
agreed to as of the
date thereof.

WESTERN UNITED LIFE ASSURANCE COMPANY By: Advantus Capital Management, Inc.
By:	/s/ John Leiviska
	Name:	JOHN LEIVISKA
	Title:	VICE PRESIDENT

HARTFORD ACCIDENT AND INDEMNITY COMPANY By: Hartford Investment Services, Inc. Its Agent and Attorney-in-Fact
By:	/s/ Ronald A. Mendel
	Name:	Ronald A. Mendel
	Title:	Managing Director

PHYSICIANS LIFE INSURANCE COMPANY By: Hartford Investment Management Company Its Investment Advisor
By:	/s/ Ronald A. Mendel
	Name:	Ronald A. Mendel
	Title:	Managing Director

PHOENIX LIFE INSURANCE COMPANY
By:	/s/Christopher M. Wilkos
	Name:	CHRISTOPHER M. WILKOS
	Title:	Senior Vice President Corporate Portfolio Management PHOENIX LIFE INSURANCE COMPANY

PHL VARIABLE INSURANCE COMPANY
By:	/s/ Christopher M. Wilkos
	Name:	CHRISTOPHER M. WILKOS, CFA
	Title:	SENIOR VICE PRESIDENT CORPORATE PORTFOLIO MANAGEMENT PHL VARIABLE INSURANCE COMPANY

AMERUS LIFE INSURANCE COMPANY By: AmerUs Capital Management Group, Inc., its authorized attorney-in-fact
By:	/s/ Roger D. Fors
	Name:	Roger D. Fors
	Title:	VP—Private Placements

Signature Page
to NiSource Finance Corp. and NiSource Inc. Note Purchase Agreement

The foregoing is hereby
agreed to as of the
date thereof.

AMERICAN INVESTORS LIFE INSURANCE COMPANY By: AmerUs Capital Management Group, Inc., its authorized attorney-in-fact
By:	/s/ Roger D. Fors
	Name:	Roger D. Fors
	Title:	VP - Private Placements

ST. PAUL FIRE AND MARINE INSURANCE COMPANY
By:	/s/ Annette M. Masterson
	Name:	Annette M. Masterson
	Title:	Assistant Vice President

THE TRAVELERS INDEMNITY COMPANY
By:	/s/ Annette M. Masterson
	Name:	Annette M. Masterson
	Title:	Assistant Vice President

CONSECO LIFE INSURANCE COMPANY By: 40|86 Advisors, Inc., acting as Investment Advisor
By:	/s/ Edwin Ferrell
	Name:	Edwin Ferrell
	Title:	Senior Vice President

CONSECO SENIOR HEALTH INSURANCE COMPANY By: 40|86 Advisors, Inc., acting as Investment Advisor
By:	/s/ Edwin Ferrell
	Name:	Edwin Ferrell
	Title:	Senior Vice President

BANKERS LIFE AND CASUALTY COMPANY By: 40|86 Advisors, Inc., acting as Investment Advisor
By:	/s/ Edwin Ferrell
	Name:	Edwin Ferrell
	Title:	Senior Vice President

Signature Page
to NiSource Finance Corp. and NiSource Inc. Note Purchase Agreement

The foregoing is hereby
agreed to as of the
date thereof.

LIFE INSURANCE COMPANY OF THE SOUTHWEST
By:	/s/ R. Scott Higgins
	Name:	R. Scott Higgins
	Title:	Vice President, NL Capital Management

NATIONAL LIFE INSURANCE COMPANY
By:	/s/ R. Scott Higgins
	Name:	R. Scott Higgins
	Title:	Vice President, NL Capital Management

AMERICAN EQUITY INVESTMENT LIFE INSURANCE COMPANY
By:	/s/ Rachel S. Stauffer
	Name:	Rachel S. Stauffer
	Title:	Vice President

COUNTRY LIFE INSURANCE COMPANY
By:	/s/ John A. Jacobs
	Name:	John A. Jacobs
	Title:	Senior Investment Officer

Signature Page
to NiSource Finance Corp. and NiSource Inc. Note Purchase Agreement

schedule b
Defined Terms
     As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:
     “Accredited Institutional Investor” means any Person that is both an “accredited investor” (within the meaning of Rule 501(a) of Regulation D under the Securities Act) and a Qualified Institutional Buyer.
     “Affiliate” means, at any time, and with respect to any Person, any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person. As used in this definition, “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. Unless the context otherwise clearly requires, any reference to an “Affiliate” is a reference to an Affiliate of the Company.
     “Anti-Terrorism Order” means Executive Order No. 13,224 of September 24, 2001, Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit or Support Terrorism, 66 U.S. Fed. Reg. 49, 079 (2001), as amended.
     “Beneficiary” is defined in Section 23.
     “Bring-Down Disclosure Report” is defined in Section 5.
     “Business Day” means (a) for the purposes of Section 8.6 only, any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed, and (b) for the purposes of any other provision of this Agreement, any day other than a Saturday, a Sunday or a day on which commercial banks in New York, New York or Indianapolis, Indiana are required or authorized to be closed.
     “Capital Lease” means, as to any Person, any lease of real or personal property in respect of which the obligations of the lessee are required, in accordance with GAAP, to be capitalized on the balance sheet of such Person.
     “Capital Stock” means any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person other than a corporation (including, but not limited to, all common stock and preferred stock and partnership, membership and joint venture interests in a Person), and any and all warrants, rights or options to purchase any of the foregoing.
     “CEG Public Debt” means the following indebtedness issued by Columbia: (i) 7.05% Series D Notes due November 28, 2007, (ii) 7.32% Series E Notes due November 28, 2010, (iii) 7.42% Series F Notes due November 28, 2015, (iv) 7.62% Series G Notes due November 28, 2025.

     “Closing” is defined in Section 3.
     “Code” means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.
     “Columbia” means Columbia Energy Group, a Delaware corporation.
     “Company” is defined in the first paragraph of this Agreement.
     “Confidential Information” is defined in Section 20.
     “Consolidated Capitalization” means the sum of (a) Consolidated Debt, (b) consolidated common equity of the Company and its Consolidated Subsidiaries determined in accordance with GAAP, and (c) the aggregate liquidation preference of preferred stocks (other than preferred stocks subject to mandatory redemption or repurchase) of the Company and its Consolidated Subsidiaries upon involuntary liquidation.
     “Consolidated Debt” means, at any time, the Indebtedness of the Company and its Consolidated Subsidiaries that would be classified as debt on a balance sheet of the Company determined on a consolidated basis in accordance with GAAP.
     “Consolidated Net Tangible Assets” means, at any time, the total amount of assets appearing on a consolidated balance sheet of the Company and its Subsidiaries, determined in accordance with GAAP and prepared as of the end of the fiscal quarter then most recently ended, less, without duplication, the following:
     (a) all current liabilities (excluding any thereof that are by their terms extendable or renewable at the sole option of the obligor thereon, without requiring the consent of the obligee, to a date more than 12 months after the date of determination);
     (b) all reserves for depreciation and other asset valuation reserves (but excluding any reserves for deferred Federal income taxes, arising from accelerated amortization or otherwise);
     (c) all intangible assets, such as goodwill, trademarks, trade names, patents and unamortized debt discount and expense, carried as an asset on such balance sheet; and
     (d) all appropriate adjustments on account of minority interests of other Persons holding common stock of any Subsidiary of the Company.
     “Consolidated Subsidiary” means, on any date, each Subsidiary of the Company the accounts of which, in accordance with GAAP, would be consolidated with those of the Company in its consolidated financial statements if such statements were prepared as of such date.
     “Contingent Guaranty” means a direct or contingent liability in respect of a Project Financing (whether incurred by assumption, guaranty, endorsement or otherwise) that either

(a) is limited to guarantying performance of the completion of the Project that is financed by such Project Financing or (b) is contingent upon, or the obligation to pay or perform under which is contingent upon, the occurrence of any event other than failure of the primary obligor to pay upon final maturity (whether by acceleration or otherwise).
     “Credit Documents” is defined in Section 23.
     “Debt for Borrowed Money” means, as to any Person, without duplication, (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all Capital Lease obligations of such Person, and (d) all obligations of such Person under synthetic leases, tax retention operating leases, off-balance sheet loans or other off-balance sheet financing products that, for tax purposes, are considered indebtedness for borrowed money of the lessee but are classified as operating leases under GAAP.
     “Debt to Capitalization Ratio” means, at any time, the ratio of Consolidated Debt to Consolidated Capitalization.
     “Default” means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.
     “Default Rate” means, with respect to the Notes of any Series, that rate of interest that is 2% per annum above the rate of interest stated in clause (a) of the first paragraph of the Notes of such Series.
     “Disclosure Documents” is defined in Section 5.3.
     “Electronic Delivery” is defined in Section 7.1(a).
     “Environmental Laws” means any and all Federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including but not limited to those related to Hazardous Materials.
     “ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.
     “ERISA Affiliate” means any trade or business (whether or not incorporated) that is treated as a single employer together with the Company under Section 414 of the Code.
     “Event of Default” is defined in Section 11.
     “Form 10-K” is defined in Section 7.1(b).
     “Form 10-Q” is defined in Section 7.1(a).

     “GAAP” means generally accepted accounting principles as in effect from time to time in the United States of America.
“Governmental Authority” means
     (a) the government of
     (1) the United States of America or any State or other political subdivision thereof, or
     (2) any other jurisdiction in which the Company or any Subsidiary conducts all or any part of its business, or which asserts jurisdiction over any properties of the Company or any Subsidiary, or
     (b) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.
     “Guaranty” is defined in Section 23.
     “Hazardous Material” means any and all pollutants, toxic or hazardous wastes or other substances that might pose a hazard to health and safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage or filtration of which is or shall be restricted, prohibited or penalized by any applicable law including, but not limited to, asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, petroleum, petroleum products, lead based paint, radon gas or similar restricted, prohibited or penalized substances.
     “holder” means, with respect to any Note the Person in whose name such Note is registered in the register maintained by the NFC pursuant to Section 13.1.
     “Indebtedness” of any Person means (without duplication) (a) Debt for Borrowed Money of such Person, (b) obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business which are not overdue, (c) all obligations, contingent or otherwise, of such Person in respect of any letters of credit, bankers’ acceptances or interest rate, currency or commodity swap, cap or floor arrangements, (d) all indebtedness of others secured by (or for which the holder of such indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the indebtedness secured thereby has been assumed, (e) all amounts payable by such Person in connection with mandatory redemptions or repurchases of preferred stock, and (f) obligations of such Person under direct or indirect guarantees in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred to in clauses (a) through (e) above.

     “Institutional Investor” means (a) any Purchaser of a Note, (b) any holder of a Note holding (together with one or more of its affiliates) more than 5% of the aggregate principal amount of the Notes then outstanding, (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form, and (d) any Related Fund of any holder of any Note.
     “Lien” is defined in Section 10.4.
     “Make-Whole Amount” is defined in Section 8.6.
     “Material” means material in relation to the business, operations, affairs, financial condition, assets, properties, or prospects of the Company and its Subsidiaries taken as a whole.
     “Material Adverse Effect” means a material adverse effect on (a) the business, operations, affairs, financial condition, assets or properties of the Company and its Subsidiaries taken as a whole, (b) the ability of the Obligors to perform their respective obligations under this Agreement, the Guaranty and the Notes, or (c) the validity or enforceability of this Agreement, the Guaranty or the Notes.
     “Material Subsidiary” means at any time NFC, NIPSCO, Columbia, and each Subsidiary of the Company, other than NFC, NIPSCO and Columbia, in respect of which: (a) the Company’s and its other Subsidiaries’ investments in and advances to such Subsidiary and its Subsidiaries exceed 10% of the consolidated total assets of the Company and its Subsidiaries taken as a whole, as of the end of the most recent fiscal year; or (b) the Company’s and its other Subsidiaries’ equity in the income from continuing operations before income taxes, extraordinary items and cumulative effect of a change in accounting principles of such Subsidiary and its Subsidiaries exceeds 10% of the consolidated income of the Company and its Subsidiaries for the most recent fiscal year.
     “Memorandum” is defined in Section 5.3.
     “Multiemployer Plan” means any Plan that is a “multiemployer plan” (as such term is defined in Section 4001(a)(3) of ERISA).
     “NAIC” means the National Association of Insurance Commissioners or any successor thereto.
     “NFC” is defined in the first paragraph of this Agreement.
     “NIPSCO” means Northern Indiana Public Service Company, an Indiana corporation.
     “Notes” is defined in Section 1.
     “Obligations” means all amounts, direct or indirect, contingent or absolute, of every type or description, and at any time existing and whenever incurred (including, without limitation,

after the commencement of any bankruptcy proceeding), payable by NFC to any holder of a Note pursuant to the terms of such Note or this Agreement.
     “Obligor” is defined in the first paragraph of this Agreement.
     “Officer’s Certificate” means a certificate of a Senior Financial Officer or of any officer of an Obligor whose responsibilities extend to the subject matter of such certificate.
     “PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.
     “Person” means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, business entity or Governmental Authority.
     “Plan” means an “employee benefit plan” (as defined in Section 3(3) of ERISA) subject to Title I of ERISA that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by the Company or any ERISA Affiliate or with respect to which the Company or any ERISA Affiliate may have any liability.
     “Project” means an energy or power generation, transmission or distribution facility (including, without limitation, a thermal energy generation, transmission or distribution facility and an electric power generation, transmission or distribution facility (including, without limitation, a cogeneration facility)), a gas production, transportation or distribution facility, or a minerals extraction, processing or distribution facility, together with (a) all related electric power transmission, fuel supply and fuel transportation facilities and power supply, thermal energy supply, gas supply, minerals supply and fuel contracts, (b) other facilities, services or goods that are ancillary, incidental, necessary or reasonably related to the marketing, development, construction, management, servicing, ownership or operation of such facility, (c) contractual arrangements with customers, suppliers and contractors in respect of such facility, and (d) any infrastructure facility related to such facility, including, without limitation, for the treatment or management of waste water or the treatment or remediation of waste, pollution or potential pollutants.
     “Project Financing” means Indebtedness incurred by a Project Financing Subsidiary to finance (a) the development and operation of the Project such Project Financing Subsidiary was formed to develop or (b) activities incidental thereto; provided that such Indebtedness does not include recourse to the Company or any of its other Subsidiaries other than (x) recourse to the Capital Stock in any such Project Financing Subsidiary, and (y) recourse pursuant to a Contingent Guaranty.
     “Project Financing Subsidiary” means any Subsidiary of the Company (a) that (i) is not a Material Subsidiary, and (ii) whose principal purpose is to develop a Project and activities incidental thereto (including, without limitation, the financing and operation of such Project), or to become a partner, member or other equity participant in a partnership, limited liability company or other entity having such a principal purpose, and (b) substantially all the assets of which are limited to the assets relating to the Project being developed or Capital Stock in such partnership, limited liability company or other entity (and substantially all of the assets of any such partnership, limited liability company or other entity are limited to the assets relating to such Project); provided that such Subsidiary incurs no Indebtedness other than in respect of a Project Financing.
     “property” or “properties” means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.
     “PTE” is defined in Section 6.2(a).
     “Purchaser” is defined in the first paragraph of this Agreement.
     “Qualified Institutional Buyer” means any Person who is a “qualified institutional buyer” within the meaning of such term as set forth in Rule 144A(a)(1) under the Securities Act.
     “Related Fund” means, with respect to any holder of any Note, any fund or entity that (i) invests in Securities or bank loans, and (ii) is advised or managed by such holder, the same investment advisor as such holder or by an affiliate of such holder or such investment advisor.
     “Required Holders” means, (a) at any time after Closing, (i) the holder(s) of at least 50% in principal amount of the Notes at the time outstanding (exclusive of Notes then owned by any Obligor or any of its Affiliates), and (ii) with respect to any Series of Notes, the holder(s) of at least 50% in principal amount of the Notes of such Series at the time outstanding (exclusive of Notes of such Series then owned by any Obligor or any of its Affiliates) and (b) at any time prior to Closing, (i) the Purchaser(s) obligated hereunder to purchase at least 50% in principal amount of the Notes and (ii) with respect to any Series of Notes, the Purchaser(s) obligated hereunder to purchase at least 50% in principal amount of the Notes of such Series.
     “Responsible Officer” means any Senior Financial Officer and any officer of an Obligor with responsibility for the administration of the relevant portion of this Agreement.
     “SEC” shall mean the Securities and Exchange Commission of the United States, or any successor thereto.
     “Securities” or “Security” shall have the meaning specified in Section 2(1) of the Securities Act.
     “Securities Act” means the Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.
     “Senior Financial Officer” means the chief financial officer, principal accounting officer, treasurer, assistant treasurer, director/corporate finance or comptroller of either of NFC or the Company, as applicable.
     “Series” means any series of Notes which have the same (i) maturity date, (ii) interest rate, (iii) interest payment periods and (iv) date of issuance (which, in the case of a Note issued in exchange for another Note, shall be deemed for this purpose to be the date on which such Note’s ultimate predecessor Note was originally issued); e.g., the Series A Notes, Series B Notes, Series C Notes and Series D Notes, respectively, each constitute a Series of Notes.
     “Series A Notes” is defined in Section 1.
     “Series B Notes” is defined in Section 1.
     “Series C Notes” is defined in Section 1.
     “Series D Notes” is defined in Section 1.
     “Subsidiary” means, as to any Person, any other Person in which such first Person or one or more of its Subsidiaries or such first Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such second Person, and any partnership or joint venture if more than a 50% interest in the profits or capital thereof is owned by such first Person or one or more of its Subsidiaries or such first Person and one or more of its Subsidiaries (unless such partnership or joint venture can and does ordinarily take major business actions without the prior approval of such first Person or one or more of its Subsidiaries). Unless the context otherwise clearly requires, any reference to a “Subsidiary” is a reference to a Subsidiary of the Company.
     “Substantial Subsidiary” means, at any time, any Subsidiary in which the aggregate sum of (a) the amounts invested by the Company and its other Subsidiaries in the aggregate, by way of purchases of capital stock, Capital Leases, loans or otherwise, and (b) the amount of recourse, whether contractual or as a matter of law (but excluding non-recourse debt), available to creditors of such Subsidiary or Subsidiaries against the Company or any of its other Subsidiaries, is $100,000,000 or more.
     “SVO” means the Securities Valuation Office of the NAIC or any successor to such Office.
     “USA Patriot Act” means United States Public Law 107-56, Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.
     “Utility Subsidiary” means a Subsidiary of the Company that is subject to regulation by a Governmental Authority (federal, state or otherwise) having authority to regulate utilities, and any Wholly-Owned Subsidiary thereof.
     “Wholly-Owned Subsidiary” means, at any time, any Subsidiary one hundred percent of all of the equity interests (except directors’ qualifying shares) and voting interests of which are owned by any one or more of the Company and the Company’s other Wholly-Owned Subsidiaries at such time.

[Form of Series A Note]
NiSource Finance Corp.
5.21% Series A Senior Note Due November 28, 2012

No. [A-___]	[Date]
$[___]	PPN: 65473Q A* 4
     For Value Received, the undersigned, NiSource Finance Corp. (herein called “NFC”), a corporation organized and existing under the laws of the State of Indiana, hereby promises to pay to [___], or registered assigns, the principal sum of [___] Dollars (or so much thereof as shall not have been prepaid) on November 28, 2012, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of 5.21% per annum from the date hereof, payable semiannually, on the 28th day of November and May in each year, commencing with the 28th day of November or May next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreement referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to 7.21%.
     Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of NFC in Merrillville, Indiana or at such other place as NFC shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.
     This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to the Note Purchase Agreement, dated as of August 23, 2005 (as from time to time amended, the “Note Purchase Agreement”), among NFC, NiSource Inc. and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) made the representation set forth in Sections 6.1 and 6.2 of the Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.
     This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Series A Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, NFC may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and NFC will not be affected by any notice to the contrary.
Exhibit 1(a)
(to Note Purchase Agreement)

     This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.
     If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.
     This Note shall be construed and enforced in accordance with, and the rights of NFC, NiSource Inc. and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

NiSource Finance Corp.

By

[Title]

SECURITY GUARANTEE
     NiSource Inc. irrevocably and unconditionally guarantees the Obligations of NiSource Finance Corp., an Indiana corporation (the “Company”), under this Note including that the principal of, premium, if any, and interest on this Note shall be promptly paid in full when due, whether at stated maturity, by acceleration, redemption or otherwise.
     The obligations of NiSource Inc. pursuant to this Security Guarantee are expressly set forth in Section 23 of the Note Purchase Agreement, and reference is hereby made thereto for the precise terms of this Security Guarantee.
     No stockholder, employee, officer, director or incorporator, as such, past, present or future, of NiSource Inc. shall have any liability under this Security Guarantee by reason of his or its status as such stockholder, employee, officer, director or incorporator.
     THE TERMS OF SECTION 23 OF THE NOTE PURCHASE AGREEMENT ARE INCORPORATED HEREIN BY REFERENCE.
     Capitalized terms used herein have the same meanings given in the Note Purchase Agreement unless otherwise indicated.

NISOURCE INC.

By:

Name: [David J. Vajda]
Title: [Vice President and Treasurer]

[Form of Series B Note]
NiSource Finance Corp.
5.36%Series B Senior Note Due November 28, 2015

No. [B-___]	[Date]
$[___]	PPN: 65473Q A@ 2
     For Value Received, the undersigned, NiSource Finance Corp. (herein called “NFC”), a corporation organized and existing under the laws of the State of Indiana, hereby promises to pay to [___], or registered assigns, the principal sum of [___] Dollars (or so much thereof as shall not have been prepaid) on November 28, 2015, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of 5.36% per annum from the date hereof, payable semiannually, on the 28th day of November and May in each year, commencing with the 28th day of November or May next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreement referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to 7.36%.
     Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of NFC in Merrillville, Indiana or at such other place as NFC shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.
     This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to the Note Purchase Agreement, dated as of August 23, 2005 (as from time to time amended, the “Note Purchase Agreement”), among NFC, NiSource Inc. and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) made the representation set forth in Sections 6.1 and 6.2 of the Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.
     This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Series B Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, NFC may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and NFC will not be affected by any notice to the contrary.
Exhibit 1(b)
(to Note Purchase Agreement)

     This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.
     If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.
     This Note shall be construed and enforced in accordance with, and the rights of NFC, NiSource Inc. and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

NiSource Finance Corp.

By

[Title]

SECURITY GUARANTEE
     NiSource Inc. irrevocably and unconditionally guarantees the Obligations of NiSource Finance Corp., an Indiana corporation (the “Company”), under this Note including that the principal of, premium, if any, and interest on this Note shall be promptly paid in full when due, whether at stated maturity, by acceleration, redemption or otherwise.
     The obligations of NiSource Inc. pursuant to this Security Guarantee are expressly set forth in Section 23 of the Note Purchase Agreement, and reference is hereby made thereto for the precise terms of this Security Guarantee.
     No stockholder, employee, officer, director or incorporator, as such, past, present or future, of NiSource Inc. shall have any liability under this Security Guarantee by reason of his or its status as such stockholder, employee, officer, director or incorporator.
     THE TERMS OF SECTION 23 OF THE NOTE PURCHASE AGREEMENT ARE INCORPORATED HEREIN BY REFERENCE.
     Capitalized terms used herein have the same meanings given in the Note Purchase Agreement unless otherwise indicated.

NISOURCE INC.

By:

Name: [David J. Vajda]
Title: [Vice President and Treasurer]

[Form of Series C Note]
NiSource Finance Corp.
5.41%Series C Senior Note Due November 28, 2016

No. [C-___]	[Date]
$[___]	PPN: 65473Q A# 0
     For Value Received, the undersigned, NiSource Finance Corp. (herein called “NFC”), a corporation organized and existing under the laws of the State of Indiana, hereby promises to pay to [___], or registered assigns, the principal sum of [___] Dollars (or so much thereof as shall not have been prepaid) on November 28, 2016, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of 5.41% per annum from the date hereof, payable semiannually, on the 28th day of November and May in each year, commencing with the 28th day of November or May next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreement referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to 7.41%.
     Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of NFC in Merrillville, Indiana or at such other place as NFC shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.
     This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to the Note Purchase Agreement, dated as of August 23, 2005 (as from time to time amended, the “Note Purchase Agreement”), among NFC, NiSource Inc. and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) made the representation set forth in Sections 6.1 and 6.2 of the Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.
     This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Series C Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, NFC may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and NFC will not be affected by any notice to the contrary.
Exhibit 1(c)
(to Note Purchase Agreement)

     This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.
     If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.
     This Note shall be construed and enforced in accordance with, and the rights of NFC, NiSource Inc. and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

NiSource Finance Corp.

By

[Title]

SECURITY GUARANTEE
     NiSource Inc. irrevocably and unconditionally guarantees the Obligations of NiSource Finance Corp., an Indiana corporation (the “Company”), under this Note including that the principal of, premium, if any, and interest on this Note shall be promptly paid in full when due, whether at stated maturity, by acceleration, redemption or otherwise.
     The obligations of NiSource Inc. pursuant to this Security Guarantee are expressly set forth in Section 23 of the Note Purchase Agreement, and reference is hereby made thereto for the precise terms of this Security Guarantee.
     No stockholder, employee, officer, director or incorporator, as such, past, present or future, of NiSource Inc. shall have any liability under this Security Guarantee by reason of his or its status as such stockholder, employee, officer, director or incorporator.
     THE TERMS OF SECTION 23 OF THE NOTE PURCHASE AGREEMENT ARE INCORPORATED HEREIN BY REFERENCE.
     Capitalized terms used herein have the same meanings given in the Note Purchase Agreement unless otherwise indicated.

NISOURCE INC.

By:

Name: [David J. Vajda]
Title: [Vice President and Treasurer]

[Form of Series D Note]
NiSource Finance Corp.
5.89%Series D Senior Note Due November 28, 2025

No. [D-___]	[Date]
$[___]	PPN: 65473Q B* 3
     For Value Received, the undersigned, NiSource Finance Corp. (herein called “NFC”), a corporation organized and existing under the laws of the State of Indiana, hereby promises to pay to [___], or registered assigns, the principal sum of [___] Dollars (or so much thereof as shall not have been prepaid) on November 28, 2025, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of 5.89% per annum from the date hereof, payable semiannually, on the 28th day of November and May in each year, commencing with the 28th day of November or May next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreement referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to 7.89%.
     Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of NFC in Merrillville, Indiana or at such other place as the NFC shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.
     This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to the Note Purchase Agreement, dated as of August 23, 2005 (as from time to time amended, the “Note Purchase Agreement”), among NFC, NiSource Inc. and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) made the representation set forth in Sections 6.1 and 6.2 of the Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.
     This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Series D Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, NFC may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and NFC will not be affected by any notice to the contrary.
Exhibit 1(d)
(to Note Purchase Agreement)

     This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.
     If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.
     This Note shall be construed and enforced in accordance with, and the rights of NFC, NiSource Inc. and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

NiSource Finance Corp.

By

[Title]

SECURITY GUARANTEE
     NiSource Inc. irrevocably and unconditionally guarantees the Obligations of NiSource Finance Corp., an Indiana corporation (the “Company”), under this Note including that the principal of, premium, if any, and interest on this Note shall be promptly paid in full when due, whether at stated maturity, by acceleration, redemption or otherwise.
     The obligations of NiSource Inc. pursuant to this Security Guarantee are expressly set forth in Section 23 of the Note Purchase Agreement, and reference is hereby made thereto for the precise terms of this Security Guarantee.
     No stockholder, employee, officer, director or incorporator, as such, past, present or future, of NiSource Inc. shall have any liability under this Security Guarantee by reason of his or its status as such stockholder, employee, officer, director or incorporator.
     THE TERMS OF SECTION 23 OF THE NOTE PURCHASE AGREEMENT ARE INCORPORATED HEREIN BY REFERENCE.
     Capitalized terms used herein have the same meanings given in the Note Purchase Agreement unless otherwise indicated.

NISOURCE INC.

By:

Name: [David J. Vajda]
Title: [Vice President and Treasurer]